UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Macy’s, Inc.

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2020 NOTICE OF MEETING AND PROXY STATEMENT

MACY'S IS PROUDLY AMERICA'S DEPARTMENT STORE.

For over 160 years we have served all generations at every stage of their lives. Our Customers' unique optimism has shaped our vision.

FASHION

Customers come to Macy's for a compelling curation of the latest trends, exclusive products, and best brands to boost confidence and inspire self-expression.

VALUE

Customers are loyal to Macy's. We deliver better quality products, great prices, and trusted service.

CELEBRATION

Customers come to Macy's for the special moments of life: for important occasions, for gifts, and for shared memories.

Our customers are omni-shoppers. A tight interplay between our stores, site, and app is important. Convenience and tailored experience are expected. Constant innovation is required.

Our Vision is an ecosystem that gives our customers easier and more convenient access to the fullness of the Macy's brand—from on-line to off-line, on-mall to off-mall, and flagship to off-price.

When we get this right, Macy's will grow with the next generation of American shoppers.

macy's

584 full line department stores

255 home/furniture/clearance/specialty stores

43 states

$24.6B FY2019 sales

123,000 colleagues

macy's

bloomingdale's

bluemercury
makeup • skincare • spa

Our values

- acceptance
- integrity
- respect
- giving back

Our ambition

- build customer relationships that last a lifetime
- enable our colleagues to have meaningful, rewarding careers
- deliver a best-in-class retail platform for our brand partners
- create sustainable value for our investors

MACY’S, INC.
151 West 34th Street, New York, New York 10001
To the Shareholders:
I invite you to attend Macy’s 2020 Annual Meeting of Shareholders scheduled for Friday, May 15, 2020, 11:00 a.m., Eastern Time. This year’s annual meeting will be a completely virtual meeting of shareholders, conducted via live webcast. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/m2020. To participate in the meeting, you must have your 16-digit control number shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive the proxy materials by mail. The Annual Meeting is being held on a virtual only basis to facilitate participation by a broader group of shareholders. We are enclosing the notice of meeting, proxy statement and form of proxy with this letter.
We have decided to hold the Annual Meeting virtually this year due to the public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our partners, employees, and shareholders. We believe that hosting a virtual meeting under the current environment will enable greater shareholder attendance and participation from any location around the world and improves our ability to communicate more effectively with our shareholders.
Once again, we are pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you can access electronic copies of the proxy statement and our Annual Report on Form 10-K for the fiscal year ended February 1, 2020 and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials and proxy card.
Your vote is important and we want your shares to be represented at the meeting. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. We encourage you to read the proxy statement and cast your vote promptly. You may vote by telephone or over the Internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested or received printed proxy materials.
We appreciate your continued confidence in and support of Macy’s, Inc.

Sincerely,
JEFF GENNETTE
Chairman and Chief Executive Officer

April 1, 2020
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE CAST YOUR VOTE PROMPTLY.

NOTICE OF THE 2020 ANNUAL MEETING OF SHAREHOLDERS OF MACY’S, INC.

WHEN
May 15, 2020 11:00 a.m.Eastern Time
WHERE
The Annual Meeting will be held virtually via live webcast and can be accessed online at www.virtualshare holdermeeting.com/m2020
RECORD DATE
Shareholders of record at the close of business on March 19, 2020 are entitled to attend and vote at the annual meeting

ITEMS OF BUSINESS
1	Election of 12 directors named below to Macy’s board of directors to serve until the next annual meeting

2	Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 30, 2021
3	Advisory vote to approve named executive officer compensation
Transaction of any other business as may properly come before the meeting or any postponement or adjournment of the meeting
PROXY VOTING FOR REGISTERED HOLDERS (shares are held in your own name)

Over the Internet during the Annual Meeting at www.virtualshare/ holdermeeting.com/ m2020 by telephone 24/7 at 1 (800) 690-6903

over the Internet 24/7 at www.proxyvote.com

by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

by scanning the QR code with your mobile device

Have your proxy card in hand and follow the instructions.
If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You will need to contact your broker to determine whether you will be able to vote using one of these alternative methods.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card promptly, or by voting by telephone or over the
Internet, prior to the Annual Meeting to ensure that your shares will be represented.

NOTICE OF THE 2020 ANNUAL MEETING OF SHAREHOLDERS OF MACY’S, INC.
VIRTUAL MEETING PARTICIPATION
Any shareholder can listen to and participate in the Annual Meeting live via the Internet at
www.virtualshareholdermeeting.com/m2020. The webcast will start at 11:00 a.m. Eastern Time. You will need the 16-digit control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a shareholder and you do not have your 16-digit control number, you will only be able to listen to the Annual Meeting.
Additional information on how you can participate in the virtual Annual Meeting is set forth in “Annual Meeting and Voting Information” beginning on page 80.

By Order of the Board of Directors,
ELISA D. GARCIA Secretary
April 1, 2020
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 15, 2020.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended February 1, 2020 are available at www.proxyvote.com and www.macysinc.com.The Notice of Annual Meeting of Shareholders, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended February 1, 2020 (fiscal 2019) and a proxy card or voting instruction card are being mailed to, or can be accessed online by, shareholders on or about April 1, 2020.

VOLUNTARY ELECTRONIC DELIVERY OF PROXY MATERIALS
We encourage our shareholders to enroll in voluntary e-delivery of future proxy materials. Electronic delivery is convenient and provides immediate access to these materials. This will help us save printing and mailing expenses and reduce our impact on the environment. Follow the simple instructions at www.proxyvote.com.

PROXY STATEMENT

1	PROXY SUMMARY
5	Item 1. Election of Directors
5	Nominees for Election as Directors
13	Further Information Concerning the Board of Directors
13	Attendance at Meetings
13	Communications with the Board
13	Investor Engagement
13	Director Independence
14	Board Leadership Structure
15	Lead Independent Director
16	Risk Oversight
17	Committees of the Board
20	Director Nomination and Qualifications
22	Skills Matrix
23	Director Nominations by Shareholders
23	Retirement Policy
24	Resignation Policy
24	Corporate Governance Principles and Code of Business Ethics
24	Fiscal 2019 Director Compensation Program
25	Director Retirement Plan
25	Fiscal 2019 Director Compensation Program Review
25	Fiscal 2019 Non-Employee Director Compensation Table
27	Director Stock Ownership Guidelines; Hedging/Pledging Policy
28	Environmental, Social and Governance Initiatives
31	Item 2. Ratification of the Appointment of Independent Registered Public Accounting FIRM
31	Fees Paid to Independent Registered Public Accounting Firm
32	Policy and Procedures for Pre-Approval of Non-Audit Services by Outside Auditors
33	Report of the Audit Committee
34	Item 3. Advisory Vote to Approve Named Executive Officer Compensation
35	Compensation Committee Report
36	Compensation Discussion & Analysis
37	Executive Summary
38	Executive Compensation Highlights
47	How We Determine Executive Compensation
49	How We Set Executive Compensation
43	The Key Elements of Executive Compensation
50	Executive Compensation Governance
52	Our Colleague Compensation Philosophy
53	Non-GAAP Metrics
53	Forward-Looking Statements
55	Compensation of the Named Executives for 2019
57	2019 Summary Compensation Table
59	Plan-Based Awards
65	Post Retirement Compensation
68	Potential Payments Upon Termination or Change in Control
75	CEO Pay Ratio
77	Stock Ownership
79	Policy on Related Person Transactions
80	Annual Meeting and Voting Information
80	Virtual Annual Meeting
80	Record Date
80	Confidential Shareholder Voting Policy
81	Quorum
81	Vote Required For Each Proposal and Board Recommendation
81	Majority Vote Standard for Director Election
81	Broker Non-Votes
81	Methods of Voting
82	Revoking Your Proxy
82	Electronic Delivery of Proxy Statement and Annual Report
83	Shareholders Sharing the Same Address
84	Submission of Future Shareholder Proposals
84	Other Matters

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  i

PROXY STATEMENT

We are providing the enclosed proxy materials to you in connection with the solicitation by the board of directors (the Board) of Macy’s, Inc. (Macy’s or the Company) of proxies to be voted at the Annual Meeting of the Shareholders to be held on May 15, 2020. We began giving these proxy materials to our shareholders on April 1, 2020.
PROXY SUMMARY

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all the information you should consider. You should read the entire proxy statement carefully before voting.
2020 ANNUAL MEETING OF SHAREHOLDERS
WHEN
May 15, 2020 11:00 a.m. Eastern Time
WHERE
The Annual Meeting will be held virtually via live webcast and can be accessed online at www.virtualshareholder meeting.com/m2020
RECORD DATE
Shareholders of record at the close of business on March 19, 2020 are entitled to attend and vote at the annual meeting

PROXY VOTING FOR REGISTERED HOLDERS (shares are held in your own name)

Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ m2020 by telephone 24/7 at 1 (800) 690-6903

over the Internet 24/7 at www.proxyvote.com

by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

by scanning the QR code with your mobile device

Have your proxy card in hand and follow the instructions.
If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You will need to contact your broker to determine whether you will be able to vote using one of these alternative methods.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  1

PROXY SUMMARY
VOTING MATTERS
Item		Board’s Recommendation	See page
1	Election of 12 directors named below to Macy’s board of directors to serve until the next annual meeting
		FOR each nominee	5
2	Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 30, 2021	FOR	31
3	Advisory vote to approve named executive officer compensation	FOR	34

CORPORATE GOVERNANCE HIGHLIGHTS
We believe that good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and our shareholders. Our corporate governance policies and practices include:

HIGHLIGHTS OF CORPORATE GOVERNANCE
Page
11 of 12 Director nominees are independent	3
Annual Board and Committee evaluation	19
Annual election of all directors	5
Board and Committee oversight of risk	16
Confidential shareholder voting policy	80
Director resignation policy	24
Director retirement policy	23
Diverse Board in terms of gender, ethnicity, experience and skills	4
Independent Board Committees	17
Page
Lead independent director	15
Majority voting in uncontested director elections	81
No shareholder rights plan	n/a
Policy prohibiting pledging and hedging ownership of Macy’s stock	27; 51
Proxy access	23; 84
Regular executive sessions of independent directors	15
Share ownership guidelines for directors and executive officers	27; 50
Single voting policy	80

CORPORATE SOCIAL RESPONSIBILITY
Macy’s is committed to creating a more sustainable future. Some of our recent initiatives are discussed in Environmental, Social and Governance Initiatives, beginning on page 28.

2  investors.macysinc.com

PROXY SUMMARY
NOMINEES FOR DIRECTOR
Name/Age	Experience		Director Since	Principal Occupation	Independent	Other Current Public Company Boards	Key Committee Membership
							A	CMD	F	NCG
David P. Abney (64)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Global/International • Risk Management	2018	Chairman and CEO, United Parcel Service, Inc.		1
Francis S. Blake (70)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Global/International • Retail • Risk Management	2015	Former Chairman and CEO, The Home Depot, Inc.		2
Torrence N. Boone (50)	• Senior Leadership • Global/International • Retail • Marketing/Brand Management	• eCommerce • Investment Banking	2019	Vice President, Global Client Partnerships, Alphabet Inc.		0
John A. Bryant (54)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Global/International • Retail • Risk Management	2015	Former Chairman, President and CEO, Kellogg Company		2
Deirdre P. Connelly (59)	• Senior Leadership • Human Resources • Global/International	• Marketing/Brand Management	2008	Former President, North American Pharmaceuticals, GlaxoSmithKline		2
Jeff Gennette (58)	• Senior Leadership • Retail • Marketing/Brand Management	• eCommerce • Risk Management	2016	Chairman of the Board and CEO, Macy’s, Inc.		0
Leslie D. Hale (47)	• Senior Leadership • Finance/Accounting • Investment Banking & Real Estate	• Investor Relations • Risk Management	2015	President and CEO, RLJ Lodging Trust		1
William H. Lenehan (43)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Investment Banking & Real Estate • Risk Management	2016	President and CEO, Four Corners Property Trust, Inc.		1
Sara Levinson (69)	• Senior Leadership • Corporate Governance	• Marketing/Brand Management • eCommerce	1997	Co-Founder and Director, Katapult		1
Joyce M. Roché (73)	• Senior Leadership • Finance/Accounting • Corporate Governance • Retail	• Marketing/Brand Management • Risk Management	2006	Former President and CEO, Girls Incorporated		1
Paul C. Varga (56)	• Senior Leadership • Finance/Accounting • Corporate Governance • Global/International	• Retail • Marketing/Brand Management • Risk Management	2012	Former Chairman and CEO, Brown-Forman Corporation		1
Marna C. Whittington (72)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Investment Banking • Risk Management	1993	Former CEO, Allianz Global Investors Capital		2
Committee Information:
A	Audit	CMD	Compensation and Management Development	Committee Chair
F	Finance	NCG	Nominating and Corporate Governance	Committee Member

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  3

PROXY SUMMARY
Our director nominees provide an effective mix of experience and fresh ideas, as well as gender, age and ethnic diversity.

DIRECTOR AGE

- Average age **60.2 years**

40 - 49 YRS	50 - 59 YRS	60 - 69 YRS	70+ YRS
★★	★★★★★	★★	★★★
17%	42%	17%	25%

DIRECTOR TENURE

- Average tenure **9 years**

<5 YRS	5 - <10 YRS	10 - <20 YRS	> 20 YRS
50%	17%	17%	17%

BOARD REFRESHMENT

- Over the last five years, 6 **new directors** have joined our Board, bringing our board size to 12

EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program and our methodology for setting pay opportunities and approving payouts are discussed in the Compensation Discussion & Analysis (CD&A), beginning on page 36.

4  investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS

In accordance with the recommendation of the Nominating and Corporate Governance (NCG) Committee, the Board has nominated the following individuals for election as directors. Each nominee is currently a member of the Board. If elected, each nominee will serve for a one-year term expiring at our annual meeting of shareholders in 2021 or until his or her successor is duly elected and qualified.
Information regarding the director nominees is set forth below. Ages are as of March 19, 2020. The criteria considered and process undertaken by the NCG Committee in recommending qualified director candidates is described under “Further Information Concerning the Board of Directors — Director Nomination and Qualifications.”
Each nominee has agreed to serve if elected. If any nominee becomes unavailable to serve before the annual meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee. Alternatively, the Board may reduce the number of directors to be elected at the annual meeting.

The Board recommends that you vote FOR the election of each of the nominees named below, and your proxy will be so voted unless you specify otherwise.
NOMINEES FOR ELECTION AS DIRECTORS:

Committees
•
CMD

•
Finance

Other Current
Public
Directorships
•
United Parcel
Service, Inc.

Previous Public
Directorships
During Last Five
Years
•
Johnson Controls
International plc
(until 2018)

David P. Abney	Director since October 2018
CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF UNITED PARCEL SERVICE, INC.
Age 64 | Independent

Current and Past Positions
•
Chief Executive Officer of United Parcel Service, Inc. (UPS), a multinational package delivery and supply chain management company, since September 2014 and Chairman of the Board since March 2016.

•
Chief Operating Officer of UPS from 2007 to 2014.

•
Senior Vice President and President of UPS International from 2003 to 2007.

•
Mr. Abney began his UPS career in 1974.

Key Qualifications, Experience and Attributes
Mr. Abney has many years of leadership experience as the Chief Executive Officer of a complex, global business enterprise with a large, labor-intensive workforce. He has significant expertise in operations and logistics, and has significant international experience. Mr. Abney also has experience serving as a director of a global diversified technology and industrial company.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  5

ITEM 1. ELECTION OF DIRECTORS

Committees
•
CMD

•
NCG

Other Current
Public
Directorships
•
Delta Air Lines, Inc.

•
The Procter &
Gamble Company

Previous Public
Directorships
During Last Five
Years
•
The Home Depot,
Inc. (until 2015)

Francis S. Blake	Director since November 2015
Former Chairman and Chief Executive Officer of The Home Depot, Inc.
Age 70 | Independent

Current and Past Positions
•
Chairman of The Home Depot, Inc., a multinational home improvement retailer, from January 2007 until his retirement in February 2015.

•
Chief Executive Officer of The Home Depot, Inc. from January 2007 to November 2014.

•
Vice Chairman of The Home Depot, Inc. from October 2006 to January 2007.

•
Executive Vice President — Business Development and Corporate Operations of The Home Depot, Inc. from 2002 to January 2007. In this position, Mr. Blake was responsible for the company’s real estate, store construction, credit services, strategic business development, growth initiatives, and international and home services businesses.

•
Prior to his affiliation with The Home Depot, Inc., Mr. Blake served in a variety of executive positions at General Electric Company from 1992 to May 2001, including as Senior Vice President, Corporate Business Development in charge of all worldwide mergers, acquisitions and dispositions and identification of strategic growth opportunities.

•
U.S. Deputy Secretary of Energy from May 2001 to March 2002.

Key Qualifications, Experience and Attributes
Mr. Blake has extensive leadership experience as a former Chief Executive Officer and senior executive of large publicly-traded companies with global operations. He has extensive background in strategy and general management of large organizations and significant knowledge of the retail consumer industry, supply chain, merchandising, customer service, growth initiatives, and evolving market practices. Mr. Blake has several years of valuable experience as a public company board member and expertise in finance, risk management, strategy and governance through his service on board committees.

6  investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS
Committees • NCG Previous Directorships During Last Five Years • Finish Line (until 2018)	Torrence N. Boone	Director since December 2019
Vice President, Global Client Partnerships, Alphabet Inc.
Age 50 | Independent

Current and Past Positions
•
Vice President, Global Client Partnerships of Alphabet Inc., a multinational technology company, since January 2010.

•
CEO of Enfatico, a full-service, integrated agency, from 2008 to 2010.

•
Senior executive at Digitas from 2001 to 2008 and previously at Avenue A (now Razorfish).

•
Mr. Boone began his career at Bain & Company where he was a senior manager and advised a broad range of clients on corporate and business strategy, mergers and acquisitions, new product development and interactive strategy.

Key Qualifications, Experience and Attributes
Mr. Boone has many years of experience in advertising, marketing and technology and is a seasoned professional in the ad agency world. Mr. Boone is a leader in the advertising/marketing industry and has been recognized as an advocate for ethnic diversity and inclusion in education and business. Mr. Boone has a depth of knowledge and experience in digital marketing.

Committees
•
Audit (chair)

•
Finance

Other Current
Public
Directorships
•
Compass Group PLC

•
Ball Corporation

Previous Public
Directorships
During Last Five
Years
•
Kellogg Company
(until 2018)

John A. Bryant	Director since March 2015
Former Chairman, President and Chief Executive Officer of Kellogg Company
Age 54 | Independent

Current and Past Positions
•
Chairman of the Board of Kellogg Company, a multinational cereal and snack food producer, from July 2014 to March 2018.

•
Retired as President and Chief Executive Officer of Kellogg Company in October 2017 having served in that role since January 2011.

•
Member of the Board of Kellogg Company from July 2010 to March 2018.

•
Held various operating roles, including President Kellogg International, President Kellogg North America, and Chief Operating Officer, Kellogg Company, from December 2006 to January 2011.

•
Chief Financial Officer of Kellogg Company from February 2002 to June 2004 and again from December 2006 to December 2009.

•
Mr. Bryant joined Kellogg Company in 1998 and was promoted during the next four years to a number of key financial and executive leadership roles.

•
Mr. Bryant was a trustee of the W. K. Kellogg Foundation Trust from 2015 to 2018.

Key Qualifications, Experience and Attributes
Mr. Bryant has many years of leadership experience as a Chief Executive Officer, Chief Financial Officer and senior executive of a large public company with global operations. He has extensive knowledge and expertise in accounting and financial matters, branded consumer products and consumer dynamics, crisis management, international markets, people management, the retail environment and strategy and strategic planning. In addition, Mr. Bryant has several years of valuable experience as a public company board member.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  7

ITEM 1. ELECTION OF DIRECTORS
Committees • CMD • NCG Other Current Public Directorships • Lincoln National Corporation • Genmab A/S	Deirdre P. Connelly	Director since January 2008
Former President, North American Pharmaceuticals of GlaxoSmithKline
Age 59 | Independent

Current and Past Positions
•
President, North American Pharmaceuticals of GlaxoSmithKline, a global pharmaceutical company, from February 2009 until her retirement in February 2015.

•
President — U.S. Operations of Eli Lilly and Company from June 2005 to January 2009.

•
Senior Vice President — Human Resources of Eli Lilly and Company from October 2004 to June 2005.

•
Executive Director, Human Resources — U.S. Operations of Eli Lilly and Company from 2003 to October 2004.

•
Leader, Women’s Health Business — U.S. Operations of Eli Lilly and Company from 2001 to 2003.

Key Qualifications, Experience and Attributes
Ms. Connelly has many years of leadership experience as a senior executive of large publicly-traded companies with global operations. She has extensive knowledge and expertise in strategy, operations, product development, brand marketing and merchandising. In addition, as a former Human Resources executive, Ms. Connelly also has valuable insight in managing a large-scale, diverse workforce.

Jeff Gennette	Director since June 2016
Chairman and Chief Executive Officer of Macy’s, Inc.
Age 58

Current and Past Positions
•
Chief Executive Officer of Macy’s, Inc. since March 2017, Chairman of the Board of Macy’s, Inc. since January 2018.

•
President of Macy’s, Inc. from March 2014 to August 2017.

•
Chief Merchandising Officer from February 2009 to March 2014.

•
Chairman and Chief Executive Officer of Macy’s West in San Francisco from February 2008 to February 2009.

•
Chairman and Chief Executive Officer of Seattle-based Macy’s Northwest from February 2006 to February 2008.

Key Qualifications, Experience and Attributes
Mr. Gennette has over three decades of experience with Macy’s which gives him unique insights to Macy’s strategy and operations. Mr. Gennette began his retail career in 1983 as an executive trainee at Macy’s West. Mr. Gennette has deep knowledge of marketing, merchandising, risk management and e-commerce with a focus on the Macy’s customer.

8  investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS
Committees • Audit • Finance Other Current Public Directorships • RLJ Lodging Trust	Leslie D. Hale	Director since January 2015
President and Chief Executive Officer, RLJ Lodging Trust
Age 47 | Independent

Current and Past Positions
•
President and Chief Executive Officer of RLJ Lodging Trust, a publicly-traded lodging real estate investment trust, since August 2018.

•
Executive Vice President and Chief Financial Officer of RLJ Lodging Trust from February 2013 to August 2018, Chief Operating Officer from July 2016 to August 2018 and Treasurer to July 2016.

•
Chief Financial Officer, Treasurer and Senior Vice President of RLJ Lodging Trust from May 2011 to January 2013.

•
Chief Financial Officer and Senior Vice President of Real Estate and Finance of RLJ Development from September 2007 until the formation of RLJ Lodging Trust in 2011.

•
Vice President of Real Estate and Finance for RLJ Development from 2006 to September 2007 and Director of Real Estate and Finance from 2005 to 2006.

•
From 2002 to 2005, Mrs. Hale held several positions within the global financial services divisions of General Electric Company, including as a Vice President in the business development group of GE Commercial Finance, and as an Associate Director in the GE Real Estate strategic capital group. Prior to that, she was an investment banker at Goldman, Sachs & Co.

Key Qualifications, Experience and Attributes
Ms. Hale has many years of leadership experience as a senior executive of large public companies. She has extensive knowledge and experience in a wide range of financial disciplines, including corporate finance, treasury, real estate and business development. In addition, through her positions with RLJ Lodging Trust, General Electric and Goldman Sachs, Mrs. Hale also has expertise in investor relations, risk management, long-term strategic planning and mergers and acquisitions.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  9

ITEM 1. ELECTION OF DIRECTORS

Committees
•
Audit

•
Finance

Other Current
Public
Directorships
•
Four Corners
Property Trust, Inc.

Previous Public
Directorships
During Last Five
Years
•
Darden Restaurants,
Inc. (until 2015)

•
Gramercy Property
Trust Inc. (until 2015)

•
Stratus Properties,
Inc. (until 2015)

William H. Lenehan	Director since April 2016
President and Chief Executive Officer of Four Corners Property Trust, Inc.
Age 43 | Independent

Current and Past Positions
•
President and Chief Executive Officer of Four Corners Property Trust, Inc., a real estate investment trust, since August 2015.

•
Special Advisor to the Board of Directors of EVOQ Properties, Inc., an owner of a substantial portfolio of development assets in downtown Los Angeles, California, from June 2012 to 2014.

•
Interim Chief Executive Officer of MI Developments, Inc. (now known as Granite Real Estate Investment Trust), a real estate operating company with a global net lease portfolio, from June 2011 to December 2011.

•
Investment Professional at Farallon Capital Management LLC, a global institutional asset management firm, from August 2001 to February 2011. At Farallon Capital Management, Mr. Lenehan was involved with numerous public and private equity investments in the real estate sector.

Key Qualifications, Experience and Attributes
Mr. Lenehan has many years of investment and leadership experience in the real estate industry, both in public companies and private assets. Specifically, Mr. Lenehan has relevant experience in monetizing real estate held by operating companies. Mr. Lenehan has several years of valuable experience as a public company executive and board member and expertise in strategy, finance and corporate governance through his service on board committees.

Committees • CMD • NCG Other Current Public Directorships • Harley Davidson, Inc.	Sara Levinson	Director since May 1997
Co-Founder and a Director of Katapult
Age 69 | Independent

Current and Past Positions
•
Co-Founder and a Director of Katapult (formerly known as Kandu), a digital entertainment company making products for today’s creative generation, since April 2013.

•
Non-Executive Chairman of ClubMom, Inc., an online social networking community for mothers, from October 2002 to February 2008.

•
Chairman and Chief Executive Officer of ClubMom from May 2000 to September 2002.

•
President of the Women’s Group of publisher Rodale, Inc. from October 2002 to June 2005.

•
President of NFL Properties, Inc. from September 1994 to April 2000, where she oversaw a $2 billion consumer products and e-commerce division, corporate sponsorship, marketing, special events, club services and publishing.

Key Qualifications, Experience and Attributes
Ms. Levinson has many years of leadership experience as a former senior executive of several major consumer-oriented companies in the publishing, entertainment, and sports licensing industries. She has extensive knowledge and expertise in marketing, merchandising and trademark licensing. In addition, she has expertise in social networking, e-commerce and technology innovation. Ms. Levinson has several years of valuable experience as a public company board member and expertise in strategy, governance and executive compensation through her service on board committees.

10  investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS

Committees
•
Audit

•
NCG (chair)

Other Current
Public
Directorships
•
Tupperware Brands
Corporation

Previous Public
Directorships
During Last Five
Years
•
Dr. Pepper Snapple
Group (until 2017)

•
AT&T, Inc. (until
2019)

Joyce M. Roché	Director since February 2006
Former President and Chief Executive Officer of Girls Incorporated
Age 73 | Independent

Current and Past Positions
•
President and Chief Executive Officer of Girls Incorporated, a national non-profit research, education and advocacy organization, from September 2000 until her retirement in May 2010.

•
Independent marketing consultant from 1998 to August 2000.

•
President and Chief Operating Officer of Carson, Inc from 1996 to 1998.

•
Ms. Roché also held senior marketing positions with Carson, Inc, Revlon, Inc. and Avon, Inc.

Key Qualifications, Experience and Attributes
Ms. Roché has extensive leadership experience as the former Chief Executive Officer of a national nonprofit organization and former senior executive of several consumer products companies. She has extensive knowledge and experience in general management and in the marketing and merchandising areas, as well as financial acumen developed from her executive officer positions. Ms. Roché has several years of valuable experience as a public company board member and expertise in risk, accounting, executive compensation and governance through her service on board committees.

Committees
•
CMD (chair)

•
Finance

Other Current
Public
Directorships
•
Churchill Downs
Incorporated

Previous Public
Directorships
During Last Five
Years
•
Brown-Forman
Corporation (until
2019)

Paul C. Varga	Director since March 2012
Former Chairman and Chief Executive Officer of Brown-Forman Corporation
Age 56 | Independent

Current and Past Positions
•
Chairman and Chief Executive Officer of Brown-Forman Corporation, a spirits and wine company, from August 2007 until his retirement in December 2018.

•
President and Chief Executive Officer of Brown-Forman Beverages (a division of Brown-Forman Corporation) from 2003 to 2005.

•
Global Chief Marketing Officer for Brown-Forman Spirits from 2000 to 2003.

Key Qualifications, Experience and Attributes
Mr. Varga has many years of leadership experience as the Chief Executive Officer of a global, publicly-traded consumer products company. He has extensive knowledge and experience in corporate finance, strategy, building brand awareness, product development, marketing, distribution and sales. In addition, Mr. Varga has several years of valuable experience as a public company board member.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  11

ITEM 1. ELECTION OF DIRECTORS
Committees • Audit • Finance (chair) Lead Independent Director Other Current Public Directorships • Oaktree Capital Group, LLC • Phillips 66	Marna C. Whittington	Director since June 1993
Former Chief Executive Officer of Allianz Global Investors Capital
Age 72 | Independent

Current and Past Positions
•
Chief Executive Officer of Allianz Global Investors Capital, a successor firm of Nicholas Applegate Capital Management, from 2002 until her retirement in January 2012. Allianz Global Investors Capital is a diversified global investment firm.

•
Chief Operating Officer of Allianz Global Investors, the parent company of Allianz Global Investors Capital, from 2001 to 2011.

•
Prior to joining Nicholas Applegate in 2001, Dr. Whittington was Managing Director and Chief Operating Officer of Morgan Stanley Investment Management.

•
Dr. Whittington started in the investment management industry in 1992, joining Philadelphia-based Miller Anderson & Sherrerd.

•
Executive Vice President and CFO of the University of Pennsylvania from 1984 to 1992. Earlier, she had been first, Budget Director, and later, Secretary of Finance, for the State of Delaware.

Key Qualifications, Experience and Attributes
Dr. Whittington has many years of leadership experience as a former Chief Executive Officer and senior executive in the investment management industry. She has extensive knowledge and experience in management, and in financial, investment and banking matters. In addition, Dr. Whittington has several years of valuable experience as a public company board member and expertise in finance, risk, accounting, strategy and governance through her service on board committees.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Composition
ATTENDANCE AT BOARD MEETINGS
Our Board held seven meetings during fiscal 2019. All of our directors attended more than 75% of the meetings held during fiscal 2019 of the Board and Committees on which they served.
We expect our directors to make reasonable efforts to attend annual meetings of shareholders. All Company directors attended our most recent annual meeting of shareholders held in May 2019.

COMMUNICATIONS WITH THE BOARD
You may communicate with the full Board, the Audit Committee, the lead independent director, the other Non-Employee Directors, or any individual director by email to Directors@macys.com or by mail to Macy’s, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202, Attn: Chief Legal Officer. Please indicate to whom the communication is addressed. All communications are reviewed by the Corporate Secretary’s Office and are forwarded to the appropriate director(s) except those that are clearly unrelated to the duties and responsibilities of the Board or that are abusive, repetitive, in bad taste or that present safety or security concerns may be handled differently. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially.

INVESTOR ENGAGEMENT
We value dialogue with our shareholders and believe two-way communications help ensure that we continue to understand the perspectives of our many stakeholders. Our investors can be assured that both management and the Board understand and consider all issues that matter most to our shareholders. We conducted numerous outreach programs over the last year, including holding an investor day, attending one-on-one or small group meetings with investors, as well as telephone calls to discuss the Company’s strategy and performance, governance and business matters and other topics. These discussions included members of senior management. We offer shareholders a variety of avenues to communicate with the Company and members of the Board, including through our investor relations website, our quarterly earnings webcasts, and our annual shareholders meeting.

DIRECTOR INDEPENDENCE
Our Corporate Governance Principles require a majority of the Board consist of directors who the Board has determined are independent under the independence standards adopted by the Board, which comply with the listing standard of the New York Stock Exchange (NYSE). Accordingly, the Board has adopted Standards for Director Independence to assist the Board in determining director independence. Listed below are these standards which are also disclosed on our website at www.macysinc.com/investors/corporate-governance/governance-documents:
•
The director may not be an employee and no member of the director’s immediate family may be an executive officer of Macy’s or any of its subsidiaries, currently or within the preceding 36 months. For purposes of the standards, “immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  13

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
•
The director or any member of his or her immediate family may not receive, or have received, during any 12-month period within the preceding 36 months, direct compensation of more than $120,000 per year from Macy’s or any of its subsidiaries. Exceptions include director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service or, in the case of an immediate family member, compensation for service as a non-executive employee.

•
The director is not a current partner or employee of a firm that is Macy’s internal or external auditor; no member of the director’s immediate family is a current partner of such firm, or an employee of such a firm and personally works on Macy’s audit; or neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on Macy’s audit within that time.

•
The director is not a current employee and no member of his or her immediate family is a current executive officer of a company that makes payments to, or receives payments from, Macy’s for property or services in any of the last three fiscal years in an amount which exceeds the greater of  $1 million or 2% of the other company’s consolidated gross revenues.

•
The director does not serve as an executive officer of a charitable or non-profit organization to which Macy’s has made contributions that, in any of the last three fiscal years, exceed the greater of $1 million or 2% of the charitable or non-profit organization’s consolidated gross revenues.
•
Neither the director nor a member of the director’s immediate family is employed as an executive officer (and has not been employed for the preceding 36 months) by another company where any of Macy’s present executive officers at the same time serves or served on that company’s compensation committee.

Our Board has determined that each of the following Non-Employee Director nominees qualifies as independent under NYSE rules and satisfies our Standards for Director Independence: David Abney, Francis Blake, Torrence Boone, John Bryant, Deirdre Connelly, Leslie Hale, William Lenehan, Sara Levinson, Joyce Roché, Paul Varga and Marna Whittington.
As part of its independence determination, the NCG Committee reviewed each director’s employment status and other board commitments and, where applicable, each director’s (and his or her immediate family members’) affiliation with consultants, service providers or suppliers of the Company and transactions, relationships, and arrangements with the Company. With respect to each Non-Employee Director, the NCG Committee determined that either the director or immediate family member was not employed by a company providing goods or services to Macy’s or the amounts involved were below the monetary thresholds set forth in the Standards for Director Independence as noted above.

BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Principles provide that our Board is free to elect its Chairman and the Chief Executive Officer (CEO) in the manner the Board considers to be in the best interests of the Company. At any given point in time, these positions may be held by one individual or by two different individuals. If the Chairman is not an independent director, the Board will designate a lead independent director.
Our Chairman and CEO functions currently are performed by a single individual. Our Board believes this combined leadership model works well. When combined with the current composition of the Board, the use of a lead independent director, and the other elements of our corporate governance structure, the combined CEO and Chairman position strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.
Mr. Gennette is an experienced retail executive and long-time employee with several years of board experience. As CEO, he has the primary responsibility of developing corporate strategy and managing our day-to-day business operations. As a board member, he understands the responsibilities and duties of a director and is well positioned to 1) chair regular Board meetings; 2) provide direction to management regarding the needs, interests and opinions of the Board; and 3) help ensure that key business issues and shareholder matters are brought to the attention of the Board. As both CEO and Chairman, Mr. Gennette promotes unified leadership and direction for the Board and management. In addition, strong corporate governance structure and process ensures our independent directors will continue to effectively oversee management and key issues such as strategy, risk and integrity. Board committees are comprised solely of independent directors. As such, independent directors oversee critical matters, including the integrity of our financial statements, the compensation of our CEO and management executives, financial commitments for capital projects, the selection and annual evaluation of directors, and the development and implementation of corporate governance programs.
Our Board and each Board committee have complete and open access to any member of management and the

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
authority to retain independent legal, financial and other advisors as appropriate. The Non-Employee Directors, all of whom are independent, meet in executive session without management either before or after regularly scheduled Board and Board committee meetings to discuss various issues and matters including the effectiveness of management, as well as our performance and strategic plans.

LEAD INDEPENDENT DIRECTOR
In December 2015, our Board transitioned from a presiding director to a lead independent director structure, significantly increasing the duties and responsibilities of the lead independent director role. Marna Whittington, who was our presiding director, has been designated as the lead independent director for a term ending in May 2021.

Accordingly, our Board adopted a Lead Independent Director Policy. Under this policy, the lead independent director has the following responsibilities:
Functions as Liaison with the Chairman and/or the CEO	Board Membership and Performance Evaluation

•
Serves as liaison between the independent directors and the Chairman and/or the CEO (although all directors have direct and complete access to the Chairman and/or CEO at any time as they deem necessary or appropriate)

• Provides input, when appropriate, to the chair of the NCG Committee with respect to the annual Board and committee evaluation process
• Communicates Board member feedback to the Chairman and/or CEO	• Advises the NCG Committee and Chairman on the membership of the various Board committees and the selection of committee chairpersons
Meetings of Independent Directors	Shareholder Communication
• Has the authority to call meetings of the independent directors	• Is regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries, when appropriate
• Approves the agenda for executive sessions of the independent directors	• If requested by shareholders or other stakeholders, ensures that he/she is available, when appropriate, for consultation and direct communication
Presides at Executive Sessions/Committee Meetings	Approves Appropriate Provision of Information to the Board Such as Board Meeting Agendas and Schedules
• Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors
•
Consults with the Chairman on, and approves when appropriate, the information sent to the Board, including the quality, quantity and timeliness of such information, as well as approving meeting agendas

• Facilitates the Board’s approval of the number and frequency of meetings, and approves meeting schedules to ensure there is adequate time for discussion of all agenda items
The lead independent director is selected from among the Non-Employee Directors. The chair of the NCG Committee and management discuss candidates for the lead independent director position, and consider many of the same types of criteria as candidates for the chair of Board committees including:
•
Tenure

•
Previous service as a Board committee chair

•
Diverse experience

•
Participation in and contributions to activities of the Board

•
Ability and willingness to commit adequate time to the role

The chair of the NCG Committee recommends for consideration by the NCG Committee a nominee for lead independent director every two years at its regularly scheduled meeting in May (or as required to address any vacancy in the position). If the NCG Committee approves the nominee, it will recommend the Board elect the nominee as lead independent director at its next regularly scheduled meeting.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  15

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
RISK OVERSIGHT
Enterprise Risk Assessment
We have an enterprise risk management program that identifies and prioritizes enterprise risks. At Board and committee meetings throughout the year, management discusses the risk exposures identified as being most significant to the Company and actions that management may take to monitor the exposures. The Audit Committee discusses with management the risk assessments and risk management policies relating to a variety of risks, including certain financial, operational, IT and compliance risks. The chairman of the Audit Committee updates the full Board on these discussions.
The Audit Committee, and the full Board when appropriate, receives regular updates from management on IT security, internal and external security reviews, data protection, risk assessments, breach preparedness and response plans in overseeing our cybersecurity risk management program.
We have assembled a cross-functional team, which includes our executive officers, for continuously monitoring impact of the COVID-19 outbreak on our business operations and implementing measures to manage liquidity and other risks. The Board is actively engaged in overseeing these risk management strategies and initiatives, working closely with management during this unprecedented situation to maintain information flow and timely review of issues arising from the pandemic.

Compensation Risk Assessment
The Compensation and Management Development (CMD) Committee considers risks associated with our compensation programs. As part of its ongoing independent executive compensation advisory role, Frederic W. Cook & Co., Inc., referred to as FW Cook, continually evaluates the potential for unintended risks associated with the design of our executive compensation program.
At the direction of the CMD Committee, FW Cook completed a comprehensive review of our compensation programs in fiscal 2010. This review was followed by updated assessments every year thereafter to determine whether potential risk exist and whether there were design factors that mitigated potential risk areas. Following each review, including the 2019 review, FW Cook concluded our compensation programs are well-designed and do not encourage behaviors that would create material risk for the Company. FW Cook also noted there are a number of positive features in our programs that mitigate risk and protect against the potential for unintended consequences.
In reaching this conclusion, FW Cook noted the following features of our compensation programs:
•
Pay philosophy, peer group and market positioning to support our business objectives are appropriate

•
The programs have an effective balance in the mix of cash and equity compensation and measure performance against both annual and multi-year standards

•
Performance goals are set at levels that are sufficiently high to encourage strong performance, but with a reasonable probability of achievement to discourage excessively risky business strategies

•
Multiple performance metrics in the annual and long-term incentive programs focus participants on growth, profitability, asset efficiency and strategic priorities, as well as absolute and relative stock price appreciation

•
The CMD Committee can reduce amounts earned under the annual incentive program to reflect a subjective evaluation of the quality of earnings, individual performance and other factors that influence earned compensation

•
Meaningful risk mitigators are in place, including 1) substantial stock ownership guidelines and retention ratios; 2) compensation clawback provisions; 3) anti-hedging/pledging policies; and 4) independent CMD Committee oversight

16  investors.macysinc.com

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
COMMITTEES OF THE BOARD
The following standing committees of the Board were in existence throughout fiscal 2019: Audit Committee, Compensation and Management Development (CMD) Committee, Finance Committee, and Nominating and Corporate Governance (NCG) Committee.
Audit Committee	Number of Meetings in Fiscal 2019 10
• John A. Bryant • Leslie D. Hale • William H. Lenehan • Joyce M. Roché • Marna C. Whittington
The Audit Committee was established in accordance with the applicable requirements of the Securities Exchange Act of 1934 and the NYSE. Its charter is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the Audit Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules. The Board has determined that all members are financially literate for purposes of NYSE listing standards, and that Mr. Bryant qualifies as an “audit committee financial expert” because of his business experience, understanding of generally accepted accounting principles and financial statements, and educational background.
Responsibilities
•
reviewing the professional services provided by our independent registered public accounting firm and the independence of the firm

•
reviewing the scope of the audit

•
reviewing and approving any proposed non-audit services by our independent registered public accounting firm

•
reviewing our annual financial statements, systems of internal controls, and legal compliance policies and procedures

•
discussing our risk assessment and risk management policies

•
monitoring the functions of our Compliance and Ethics organization

•
reviewing with members of our internal audit staff the internal audit department’s staffing, responsibilities and performance, including its audit plans and audit results

See “Report of the Audit Committee” for further information regarding certain reviews and discussions undertaken by the Audit Committee.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  17

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Compensation and Management Development Committee	Number of Meetings in Fiscal 2019 6
• Paul C. Varga • David P. Abney • Francis S. Blake • Deirdre P. Connelly • Sara Levinson
The charter for the CMD Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the CMD Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules, are “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and are “outside directors” within the meaning of the term for purposes of Section 162(m) of the Internal Revenue Code, as in effect prior to the changes made in connection with December 2017 tax reform.
Responsibilities
•
recommending to the Board annual compensation for our chief executive officer and determining for other executive officers their annual compensation opportunity, including salary, target incentive and target equity compensation

•
administering our incentive and equity plans, including 1) establishing annual or long-term performance goals and objectives and threshold and maximum annual or long-term incentive awards for the executive officers; 2) determining whether and the extent to which annual and/or long-term performance goals and objectives have been achieved; and 3) recommending or determining related annual and/or long-term incentive award payouts for our CEO and other executive officers, respectively

•
reviewing and approving any proposed severance, termination or retention plans, agreements or payments applicable to any of our executive officers

•
advising and consulting with management regarding our employee benefit programs

•
establishing executive succession plans, including plans in the event of an emergency, resignation or retirement

•
delegating its authority and responsibility, as it deems appropriate, to a subcommittee or one or more officers of the Company as permitted by law

Finance Committee	Number of Meetings in Fiscal 2019 4
• Marna C. Whittington • David P. Abney • John A. Bryant • Leslie D. Hale • William H. Lenehan • Paul C. Varga
The charter for the Finance Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the Finance Committee are independent under our Standards for Director Independence.
Responsibilities
•
reviewing and approving capital projects and other financial commitments above $25 million and below $50 million, reviewing and making recommendations to the Board with respect to approval of all such projects and commitments of  $50 million and above, and reviewing and tracking the actual progress of approved capital projects against planned projections

•
reporting to the Board on potential transactions affecting our capital structure, such as financings, re-financings and issuances, redemptions or repurchases of debt or equity securities

•
reporting to the Board on potential material changes in our financial policy or structure

•
reviewing and approving the financial considerations relating to acquisitions of businesses and operations involving projected costs, and sales or other dispositions of assets, real estate and other property, above $25 million and below $50 million, and recommending to the Board on all transactions involving projected costs or proceeds of  $50 million and above

•
reviewing long-term business/financial and long-term capital plan prepared by management and recommending the plans to the Board

•
reviewing the management and performance of our retirement plans

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Nominating and Corporate Governance Committee	Number of Meetings in Fiscal 2019 6
• Joyce M. Roché • Francis S. Blake • Torrence N. Boone • Deirdre P. Connelly • Sara Levinson
The charter for the NCG Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the NCG Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules.
Responsibilities
•
identifying and screening candidates for Board membership

•
proposing nominees for election to the Board by shareholders at annual meetings

•
reviewing and recommending modifications to our Corporate Governance Principles

•
overseeing the annual evaluation of and reporting to the Board on the performance and effectiveness of the Board and its committees, and recommending to the Board any changes concerning the composition, size, structure and activities of the Board and its committees

•
reviewing, reporting and recommending to the Board with respect to director compensation and benefits

•
considering possible Board and management conflicts of interest and making recommendations to prevent, minimize, or eliminate such conflicts of interest

•
overseeing our programs, policies and practices relating to charitable, political, social and environmental issues, impacts and strategies

The NCG Committee oversees our sustainability initiatives and our engagement with stakeholders in social, political, charitable and environmental inquiries and proposals.
The NCG Committee reviews our director compensation program periodically. To perform its responsibilities, the NCG Committee makes use of company resources, including members of senior management in our human resources and legal departments. The NCG Committee also engages the services of our independent compensation consultant to assist the Committee in assessing the competitiveness and overall appropriateness of our director compensation program.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  19

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR NOMINATION AND QUALIFICATIONS
Our By-Laws provide that director nominations may be made by or at the direction of the Board. The NCG Committee is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The NCG Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the NCG Committee considers, among other things:
•
personal qualities and characteristics, accomplishments and reputation in the business community

•
knowledge of the retail industry or other industries relevant to our business

•
relevant experience and background that would benefit the Company

•
ability and willingness to commit adequate time to Board and committee matters

•
the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs

•
diversity of viewpoints, background, experience and demographics

The NCG Committee also considers whether individuals satisfy the independence criteria set forth in the NYSE listing standards and our Standards for Director Independence, together with any special criteria applicable to service on various standing committees of the Board. The NCG Committee does not have a formal policy with respect to diversity. Our Board and the NCG Committee believe it is desirable that Board members represent diversity of gender, race and national origin, as well as diversity of viewpoints, background, experience and demographics.
Since 2006, the NCG Committee has retained an independent director search firm, Heidrick & Struggles, to identify and evaluate potential director candidates. The firm provides background information on potential candidates and, if directed, makes initial contact with potential candidates to assess their interest in becoming a director of Macy’s. The NCG Committee members, the CEO, and at times other members of the Board and/or senior management, meet with and interview potential candidates. Mr. Boone, who is standing for election by shareholders for the first time, was recommended to the NCG Committee by the director search firm.
The NCG Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, differing viewpoints and other qualities necessary to the Board’s ability to oversee and guide the business and affairs of the Company. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote sufficient time and attention to the affairs of the Company. When the NCG Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board. The full Board 1) considers candidates that the NCG Committee recommends; 2) considers the optimum size of the Board; 3) determines how to address any vacancies on the Board; and 4) determines the composition of all Board committees.
Although we do not have specific minimum qualifications that must be met for a candidate to be nominated as a director, below we identify and describe the key experience, qualifications and skills the NCG Committee and Board consider in determining if a director is qualified. The experience, qualifications, attributes and skills that the Board considered in the re-nomination of our directors are reflected in their individual biographies beginning on page 5 and the skills matrix on page 22. The matrix is a summary; it does not include all the skills, experiences and qualifications that each director nominee offers, and if a particular experience, skill or qualification is not listed it should not signal that a director does not possess that skill.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Leadership Experience:
Directors with experience in significant senior leadership positions with large organizations over an extended period provide us with special insights. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. These individuals demonstrate a practical understanding of how large organizations operate, including the importance of succession planning, talent management and how employee and executive compensation is set. They possess skills for managing change and growth and demonstrate a practical understanding of organizations, operations, processes, strategy, risk management and methods to drive growth.
The relevant leadership experience we seek includes a past or current leadership role in a major public company or recognized privately-held entity, especially CEO, president or other senior-level positions; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

Finance Experience:
An understanding and comprehension of finance and related reporting processes is important for directors. We measure our operating and strategic performance by reference to financial goals, including for purposes of executive compensation. Accurate financial reporting is critical to our success. Directors who are financially literate are better able to analyze our financial statements, capital structure and complex financial transactions and ensure the effective oversight of the Company’s financial measures and internal control processes.

Industry Knowledge and Global Business Experience:
We seek directors with experience as executives, directors or in other leadership positions in areas relevant to the global retail industry. We value directors with an international business perspective and those with experience in our high priority areas, including consumer products, customer service, licensing, human resource management and merchandising (including e-commerce and other channels of commerce).

Sales and Marketing Experience:
Directors who have interacted with consumers, particularly in the areas of marketing, marketing-related technology, advertising or otherwise selling products or services to consumers, provide valuable insights. They understand consumer needs and are experienced in identifying and developing marketing campaigns that might resonate with consumers, the use of technology and emerging and non-traditional marketing media (such as social media, viral marketing and e-commerce), and identifying potential changes in consumer trends and buying habits.

Technology Experience:
Directors with an understanding of technology as it relates to the retail industry, marketing and/or governance help the Company focus its efforts in developing and investing in new technologies and using technology to achieve the Company’s goals and create value.

Real Estate Experience:
Directors with an understanding of real estate investment and development assist the Company in developing and executing our business strategies to leverage our large portfolio of stores and distribution centers.

Public Company Board Experience:
Directors who have experience on other public company boards develop an understanding of corporate governance trends affecting public companies and the extensive and complex oversight responsibilities associated with the role of a public company director. They also bring an understanding of diverse business processes, challenges and strategies.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  21

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
SKILLS MATRIX
Area of Experience	Abney	Blake	Boone	Bryant	Connelly	Gennette	Hale	Lenehan	Levinson	Roché	Varga	Whittington
Leadership Experience
− CEO/President/senior executive of public company
− Senior advisor to leading financial services firm
− Senior government position or appointment
− Senior-level executive position with nonprofit organization
− Senior-level executive positions with companies that have grown their businesses through mergers and acquisitions
Finance Experience
− Financially literate
− Specific experience in investment or banking matters or as a current or former CFO
− Has served as an audit committee financial expert
Industry Knowledge and Global Business Experience
− Senior executive or director of substantial business enterprise engaged in merchandising, licensing, consumer products and/or consumer and customer service
− Experience in human resource management
Sales and Marketing Experience
− Experience in sales and/or marketing, including use of social media, e-commerce and other alternative channels
Technology Experience
− Understanding of technology as it relates to retail and/or marketing
− IT Governance
Real Estate Experience
− Senior-level executive position with real estate investment company or developer
Public Company Board Experience
− Experience on boards other than Macy’s
Collectively, the composition of our Board reflects a wide range of viewpoints, thought leadership, background, experience and demographics, and includes individuals from a variety of professional disciplines in the business sectors, with leadership experience at well-regarded commercial enterprises and nonprofit organizations.

22  investors.macysinc.com

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR NOMINATIONS BY SHAREHOLDERS
Our NCG Committee will consider candidates for nomination recommended by our shareholders and will evaluate candidates using the same criteria as candidates identified by the NCG Committee. Shareholder nominations should be submitted in writing to the Nominating and Corporate Governance Committee, c/o Elisa D. Garcia, Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001. The full name and address of the proposed candidate, a description of the proposed candidate’s qualifications and any other relevant biographical information should be included in the nomination.
Advance Notice By-Law. The advance notice provision of our By-Laws requires shareholders who nominate candidates to deliver written notice to the Secretary of Macy’s not less than 60 days prior to the meeting of shareholders. If the date of the meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 days prior to the meeting date, the nomination must be delivered to the Secretary of Macy’s not later than the close of business on the 10th day following the announcement of the meeting date. The advance notice provision requires the shareholder to submit specific information concerning itself and the proposed nominee, including, but not limited to, ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee.
The presiding officer of the meeting may refuse to acknowledge a nomination not made in compliance with these requirements. Similar procedures prescribed by the By-Laws are also applicable to shareholders who bring any other business before an annual meeting of the shareholders. See “Submission of Future Shareholder Proposals.”
Proxy Access By-Law. The proxy access provision in our By-Laws allows an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our common stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. An eligible shareholder must maintain the required 3% beneficial ownership at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who withdraw or who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for next two annual meetings. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting.
The shareholder is required to provide the information about itself and the proposed nominee(s) as indicated in the proxy access provision of our By-Laws. The required information must be in writing and delivered by personal delivery, overnight express courier or U.S. mail, postage pre-paid, addressed to the Secretary of Macy’s as follows:
•
received no earlier than the close of business on the 150th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement; and

•
not later than the close of business on the 120th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement.

If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, the required information must be in writing and provided to the Secretary of Macy’s as follows:
•
received no earlier than the close of business on the 120th calendar day prior to the date of the annual meeting; and

•
not later than the close of business on the 60th calendar day prior to the annual meeting; or

•
if public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which public announcement is first made.

For purposes of this By-Law, “close of business” means 5:00 p.m. Eastern Time on any calendar day, whether or not a business day, and “principal executive offices” means 7 West Seventh Street, Cincinnati, Ohio 45202.
We are not required to include any proxy access nominee in our proxy statement if the nomination does not comply with the proxy access requirements of our By-Laws.

RETIREMENT POLICY
Our Corporate Governance Principles provide for a mandatory retirement age of 74. Our directors are required to resign from the Board as of the annual meeting following their 74th birthday.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  23

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
RESIGNATION POLICY
The Board does not believe that a Non-Employee Director who retires or experiences an employment position change since becoming a Board member should necessarily resign from the Board. The Board requires, however, that promptly following such an event, the director notify the NCG Committee in writing and tender his or her resignation to the Committee for consideration.
Upon receipt of the notification of a change in status, the NCG Committee will review the continued appropriateness of the director remaining on the Board under the changed circumstances and recommend to the full Board whether to accept the resignation based on its assessment of what is best for the Company and its shareholders.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF BUSINESS CONDUCT AND ETHICS
Our Corporate Governance Principles and Code of Conduct, both of which apply to our principal executive officer, principal financial officer and principal accounting officer, as well as our Non-Employee Director Code of Business Conduct and Ethics, are available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.
Shareholders may obtain copies of these documents and the charters for the Board committees, without charge, by sending a written request to: Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001.

FISCAL 2019 DIRECTOR COMPENSATION PROGRAM
Non-Employee Directors were entitled to receive the following compensation in fiscal 2019:
Type of Compensation	Amount of Compensation
Board Retainer	$80,000 annually
Committee Chair Retainer	$25,000 annually
Committee (non-chair) Member Retainer	$10,000 annually
Lead Independent Director Retainer	$30,000 annually
Equity Grant	Annual award of restricted stock units with a value of $155,000
Matching Philanthropic Gift	Up to $1,000 annually
A Non-Employee Director may elect to defer all or a portion of his or her cash compensation into either stock credits or cash credits under the Director Deferred Compensation Plan. Those amounts are not paid until Board service ends. Stock credits are calculated monthly and shares of Macy’s common stock associated with the stock credits are transferred quarterly to a rabbi trust for the benefit of the participating Non-Employee Director. Dividend equivalents on amounts deferred as stock credits are “reinvested” in additional stock credits. Compensation deferred as cash credits earns interest at an annual rate equal to the yield (percent per annum) on 30-Year Treasury Bonds as of December 31 of the prior plan year.
On the date of the 2019 annual meeting, Non-Employee Directors received a grant of restricted stock units with a market value of approximately $155,000. The restricted stock units generally vest at the earlier of 1) the first anniversary of the grant or 2) the next annual meeting of shareholders. Upon vesting, receipt of shares in payment of the restricted stock units is automatically deferred as stock credits under the Director Deferred Compensation Plan. Dividend equivalents on these stock credits are “reinvested” in additional stock credits. The stock credits are paid in shares of Macy’s common stock six months after the director’s Board service ends.
Non-Employee Directors and retired Non-Employee Directors may participate in the Company’s philanthropic matching gift program on the same terms as all regular employees. Macy’s matches up to a total of  $1,000 of gifts made by the director to qualifying charities in any calendar year.
Each Non-Employee Director and his or her spouse and eligible dependents receive the same merchandise discount on merchandise purchased at our stores that is available to all regular employees. This benefit remains available to them following retirement from the Board.

24  investors.macysinc.com

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR RETIREMENT PLAN
We terminated our retirement plan for Non-Employee Directors on a prospective basis effective May 16, 1997 (Plan Termination Date). Individuals who first became Non-Employee Directors after the Plan Termination Date are not entitled to receive any benefit from the plan.
Individuals who were Non-Employee Directors as of the Plan Termination Date are entitled to receive retirement benefits accrued as of the Plan Termination Date. They are entitled to receive an annual payment equal to the amount of the annual Board retainer earned immediately prior to retirement, payable in monthly installments, commencing at retirement and continuing for the lesser of the person’s remaining life or a number of years equal to the person’s years of Board service prior to the Plan Termination Date. There are no survivor benefits under the terms of the retirement plan.
Ms. Whittington is the only current Non-Employee Director that participates in the plan. If she had retired on December 31, 2019, she would have been entitled to a $80,000 annual payment for a maximum of four years.

FISCAL 2019 DIRECTOR COMPENSATION PROGRAM REVIEW
In early 2020, the NCG Committee engaged Semler Brossy Consulting Group LLC (“Semler Brossy”) to prepare a competitive assessment of our Non-Employee Director compensation program. Semler Brossy assessed our Non-Employee Director pay levels relative to the same 14-company peer group the CMD Committee uses in connection with its review of the compensation of the Named Executive Officers: Bed, Bath & Beyond, Best Buy, Dillard’s, Dollar Tree, Gap, Hudson’s Bay, J.C. Penney, Kohl’s, L Brands, Lowe’s Companies, Nordstrom, Ross Stores, Target and TJX Companies. Semler Brossy also utilized the 2018 – 2019 National Association of Corporate Directors
(NACD) Director Compensation survey as a secondary reference. Semler Brossy’s review indicated that the structure of our Non-Employee Director compensation program is well aligned with peer and general industry practice. Macy’s current average total Non-Employee Director pay is positioned near the peer median, the mix of pay (40% cash and 60% equity) is consistent with peers and other program elements (committee pay and lead independent director retainer) are competitively positioned within the range of peer median. As such, we currently believe there is no immediate need to change the compensation program.

FISCAL 2019 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
The following table reflects the compensation for each Non-Employee Director for fiscal 2019.
Mr. Gennette did not receive separate compensation for service as a Director.

2019 Director Compensation Table
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Totals ($)
David P. Abney	95,833	155,002	0	308	251,143
Francis S. Blake	100,000	155,002	0	4,779	259,781
Torrence N. Boone	22,500	0	0	0	22,500
John A. Bryant	115,417	155,002	0	6,213	276,632
Deirdre P. Connelly	100,000	155,002	0	4,514	259,516
Leslie D. Hale	100,000	155,002	0	4,329	259,331
William H. Lenehan	100,000	155,002	0	360	255,362
Sara Levinson	100,000	155,002	0	2,044	257,046
Joyce M. Roché	115,417	155,002	0	4,146	274,565
Paul C. Varga	115,417	155,002	0	1,313	271,732
Marna C. Whittington	145,417	155,002	20,675	7,143	328,237

(1)
All cash compensation is reflected in the “Fees Earned or Paid in Cash” column, whether paid currently in cash or deferred as cash or as stock unit

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  25

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
credits under the Director Deferred Compensation Plan. Directors electing to defer fees as stock units and the number of stock units credited were: Mr. Lenehan — 5,085 shares, Ms. Hale — 2,544 shares and Ms. Roche — 2,889 shares.
(2)
The Non-Employee Directors other than Mr. Boone received 7,120 restricted stock units on May 17, 2019, valued at $21.77 per share, which was the closing price of our common stock on the grant date. With respect to Non-Employee Directors elected after the annual meeting date, our practice has been to grant restricted stock units valued at 50% of the annual grant if the director is elected within six months after the annual meeting. Pursuant to that practice, Mr. Boone did not receive a grant of restricted stock units when he joined the Board on December 12, 2019. The following table shows the number of stock options, deferred stock unit credits and restricted stock units held by each of the Non-Employee Directors as of the end of fiscal 2019:

	Stock Options
Name	Exercisable (#)	Unexercisable (#)	Deferred Stock Unit Credits (#)	Restricted Stock Units (#)
Abney	0	0	2,569	7,120
Blake	0	0	20,701	7,120
Boone	0	0	0	0
Bryant	0	0	30,044	7,120
Connelly	0	0	44,483	7,120
Hale	0	0	29,630	7,120
Lenehan	0	0	33,462	7,120
Levinson	0	0	79,697	7,120
Roché	0	0	91,884	7,120
Varga	0	0	32,514	7,120
Whittington	0	0	83,609	7,120

(3)
The present value of benefits under the retirement plan for Ms. Whittington was determined as a deferred temporary life annuity based on years of Board service prior to May 16, 1997. The present value of benefits was determined using an effective discount rate of 2.89%. Base mortality rates are the Pri-2012 White Collar mortality table projected to 2016 using MP-2018 and then projected forward to the measurement date using MP-2019. Mortality is projected generationally from the measurement date using scale MP-2019. Scale MP-2019 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The calculations assume that the annual cash retainer remains at $80,000 (the retainer at the end of fiscal 2019) and a retirement at age 74, the mandatory retirement age for Directors as of the end of fiscal 2019.

(4)
“All Other Compensation” consists of the items shown below. Merchandise discounts are credited to the Directors’ Macy’s charge accounts.

Name	Merchandise Discount ($)	Matching Philanthropic Gift ($)	Total ($)
Abney	308	0	308
Blake	4,779	0	4,779
Boone	0	0	0
Bryant	6,213	0	6,213
Connelly	4,514	0	4,514
Hale	4,329	0	4,329
Lenehan	360	0	360
Levinson	1,044	1,000	2,044
Roché	3,146	1,000	4,146
Varga	1,313	0	1,313
Whittington	6,143	1,000	7,143

26  investors.macysinc.com

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR STOCK OWNERSHIP GUIDELINES; HEDGING/PLEDGING POLICY
The Board has adopted stock ownership guidelines for Non-Employee Directors. Under these guidelines, Non-Employee Directors are required to own Macy’s common stock equal in value to five times the annual Board retainer and maintain this ownership level for their Board tenure. As of fiscal 2020, the annual Board retainer is $80,000. The guideline currently is $400,000 of our common stock. Shares counted toward this requirement include:
•
any shares beneficially owned by the director or immediate family members

•
time-based restricted stock or restricted stock units, whether or not vested

•
stock credits or other stock units credited to a director’s account

Stock subject to unvested or unexercised stock options granted to Non-Employee Directors does not count toward the ownership requirement. Non-Employee Directors must comply with these guidelines within five years from the date the director’s Board service commenced. Each Non-Employee Director who has reached his or her ownership guideline date has satisfied the ownership requirement. In addition to these stock ownership guidelines, the restricted stock units granted to Non-Employee Directors each year are automatically deferred upon vesting under the Director Deferred Compensation Plan until six months after termination of Board service.
The Non-Employee Directors are covered by our policy which prohibits directors, executive officers and other participants in our long-term incentive plan from engaging in hedging and pledging transactions. The policy is described in greater detail on page 51.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  27

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES

Sustainability
Macy’s is committed to creating a more sustainable future. Over the past year we have taken concrete steps to refine our sustainability and environmental, social and governance (ESG) strategy. Our most recent Sustainability Report, released in September 2019, reports sustainability information in accordance with the Sustainable Accounting
Standards Board (SASB) standards for our industry sector and is available on our website at https://www.macysinc.com/sustainability. The contents of our Sustainability Report are not incorporated by reference into this proxy statement.

Highlights of our recent accomplishments from our Sustainability Report for 2018:

SUSTAINABILITY APPROACH

- Conducted our first materiality assessment to identify the most relevant ESG issues to our stakeholders
- Refreshed our sustainability guiding principles and strategy
- Established Sustainable Stewardship Goals through 2025

OPERATIONS

- Installed more than 180,000 LED fixtures
- Generated clean renewable energy through 100 on-site solar power installations
- Provided 68 electric vehicle charging stations

COMMUNITY

- Raised and donated $56 million to our charity partners
- Volunteered 152,000 hours of community service through Partners in Time

PRODUCT SOURCING

- Macy's Merchandising Group International, Inc. ("Macy's Private Brands") adopted a new supply chain transparency platform: SGS Transparency-One
- Enhanced our social compliance audit tool to more effectively monitor Macy's Private Brands' factory working conditions
- 56% of Tier 1 Macy's Private Brands factories are using Sustainable Apparel Coalition (SAC) assessment tools

DIVERSITY AND INCLUSION

- Launched a company-wide five-point diversity and inclusion strategy and goals
- Provided unconscious bias training to 1,200 director-level employees and above
- Supported ethnically diverse-, women-, LGBTQ- and veteran-owned business enterprises through annual average purchases of $1 billion

28  investors.macysinc.com

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES
Sustainability Governance
Our sustainability practices are governed by the Macy’s, Inc. Sustainability Working Group and overseen by our Board of Directors and senior executive leaders.

Nominating and Corporate Governance Committee
oversees policies and practices related to charitable, political, social human rights and environmental issues, initiatives and reporting
Our Board of Directors
oversees the Corporate Strategy Group
Corporate Strategy Group
led by our chairman and chief executive officer
comprised of the 14 senior-most executives of Macy’s, Inc.
oversees the Sustainability Working Group
Sustainability Working Group
led by the senior vice president of Corporate Communications includes leaders in merchandising, legal, supply chain, facilities and communications governs our sustainability practices
Macy’s Private Brand Sustainability Committee
includes those members of our Macy’s Private Brand organization who are accountable for responsible sourcing, social compliance and other sustainability initiatives for our private brands supports the Sustainability Working Group
sustainability and human rights policies and risks are built into their performance goals and compensation

Shareholder Engagement
Two shareholder proposals were presented at Macy’s 2019 Annual Meeting of Shareholders on ESG-related topics. We engaged in dialogue with the proponents and responded with oversight of the Nominating and Corporate Governance Committee of our Board of Directors.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  29

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES
Human Capital
Highlights from our Sustainability Report for 2018:

30  investors.macysinc.com

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, to audit Macy’s financial statements for the fiscal year ending January 30, 2021. KPMG LLP and its predecessors have served as our independent registered public accounting firm since 1988. Representatives of KPMG LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Audit Committee has asked the Board to submit to shareholders a proposal to ratify the appointment of KPMG LLP.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The table below summarizes the fees paid to KPMG LLP during fiscal 2019 and fiscal 2018:
Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Total ($)
2019	4,000,000	244,080	48,292	0	4,292,372
2018	4,008,470	479,080	75,717	0	4,563,267
Audit fees represent fees for professional services rendered for the audit of our annual financial statements, the audit of our internal controls over financial reporting and the reviews of the interim financial statements included in our Forms 10-Q.
Audit-related fees represent professional services principally related to the audits of financial statements of employee benefit plans, audits of financial statements of certain subsidiaries and certain agreed upon procedures reports.
Tax fees represent professional services related to tax compliance and consulting services.
The Audit Committee has adopted policies and procedures for the pre-approval of all permitted non-audit services provided by our independent registered public accounting firm. All permitted non-audit services were pre-approved pursuant to this policy. A description of the policies and procedures appears below.

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 30, 2021, and your proxy will be so voted unless you specify otherwise.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  31

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
POLICY AND PROCEDURES FOR PRE-APPROVAL OF NON-AUDIT SERVICES BY OUTSIDE AUDITORS
I.
Authority to Approve Non-Audit Services

Except as noted below, the Audit Committee (the “Committee”) will approve in advance all permitted non-audit services(1) (the “Permitted NAS”).
A.
The Committee may delegate to the Chair of the Committee the authority to pre-approve Permitted NAS; provided that any such pre-approval of Permitted NAS granted by any such delegee must be presented to the Committee at its meeting next following the approval.

B.
Pre-approval is not required for any Permitted NAS if:

1.
the aggregate amount of any such Permitted NAS constitutes no more than five percent (5%) of the total revenues paid by Macy’s to its auditors during the fiscal year in which the Permitted NAS are provided;

2.
the Permitted NAS were not recognized at the time of the auditor’s engagement to be a Permitted NAS (i.e., either a service indicated as an audit service at the time of the engagement evolves over the course of the engagement to become a non-audit service, or a non-audit service not contemplated at all at the time of the engagement is performed by the outside auditor after the engagement is approved); and

3.
the Permitted NAS are promptly brought to the attention of the Committee (or its delegee) by management and approved prior to the completion of the audit.

II.
Disclosure of Permitted Non-Audit Services in Outside Auditor’s Engagement Letter

A.
The Committee is to receive an itemization in the outside auditor’s engagement letter of Permitted NAS that the outside auditors propose to deliver to Macy’s during the course of the year covered by the engagement and contemplated at the time of the engagement.

1.
In its submissions to management covering its proposed engagement the outside auditors are to include a statement that the delivery of Permitted NAS will not impair the independence of the outside auditors.

B.
Whether a Permitted NAS is set out in the auditor engagement letter or proposed by the outside auditors subsequent to the time the engagement letter is submitted, the Committee (or its delegee as described above) is to consider, with input from management, whether delivery of the Permitted NAS impairs independence of the outside auditors.

1.
The Committee is to evaluate, in making such consideration, the non-audit factors and other related principles (the “Qualifying Factors”) set out below.

•
Whether the service is being performed principally for the Audit Committee;

•
The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Macy’s financial reporting process;

•
Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

•
Whether the service would be performed by outside audit personnel and, if so, whether it will enhance their knowledge of Macy’s business and operations;

•
Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the outside auditor’s role;

•
Whether the outside audit firm’s personnel would be assuming a management role or creating a mutuality of interest with Macy’s management;

•
Whether the outside auditors, in effect, would be auditing their own numbers;

(1)
The nine categories of prohibited non-audit services are:

(i)
bookkeeping or other services related to the accounting records or financial statements of the audit client;

(ii)
financial information systems design and implementation;

(iii)
appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)
actuarial services;

(v)
internal audit outsourcing;

(vi)
management functions or human resources;

(vii)
broker or dealer, investment adviser, or investment banking services;

(viii)
legal services and expert services unrelated to the audit; and

(ix)
any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

32  investors.macysinc.com

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
•
Whether the project must be started and completed very quickly;

•
Whether the outside audit firm has unique expertise in the service;

•
Whether the service entails the outside auditor serving in an advocacy role for Macy’s; and

•
The size of the fee(s) for the non-audit service(s).

III.
Annual Assessment of Policy

The Committee will determine on an annual basis whether to amend this policy.

REPORT OF THE AUDIT COMMITTEE

The Board has adopted a written Audit Committee Charter. All members of the Audit Committee are independent, as defined in Sections 303A.06 and 303A.07 of the NYSE’s listing standards.
The Audit Committee has reviewed and discussed with Macy’s management and KPMG LLP the audited financial statements contained in Macy’s Annual Report for fiscal 2019. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding

KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Macy’s Annual Report on Form 10-K for fiscal 2019 for filing with the Securities and Exchange Commission.
Respectfully submitted,
John A. Bryant, Chairperson
Leslie D. Hale
William H. Lenehan
Joyce M. Roché
Marna C. Whittington

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  33

ITEM 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers (the Named Executive Officers or NEOs), as disclosed pursuant to Securities and Exchange Commission rules, including in the Compensation Discussion & Analysis, the executive compensation tables and related material included in this proxy statement. This proposal, commonly known as a say-on-pay proposal, gives shareholders the opportunity to express their views on our executive compensation program and policies. The vote is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement. In 2019, our say-on-pay proposal received a FOR vote of 90.5%.
The text of the resolution setting forth the proposal is as follows:
RESOLVED, that the shareholders of Macy’s, Inc. approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2020 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis and the 2019 Summary Compensation Table and related compensation tables and narrative discussion.
We urge you to read the Compensation Discussion & Analysis, which begins on page 36 and discusses how our compensation policies and procedures implement our pay-for-performance compensation philosophy.
We have designed our executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement our strategic business objectives and deliver on our commitment to build long-term shareholder value. We believe that our executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.
The vote regarding the compensation of the Named Executive Officers is being provided pursuant to Section 14A of the Securities Exchange Act of 1934. The vote is advisory and not binding on the Company, the CMD Committee or the Board of Directors. Although non-binding, the Board of Directors and the CMD Committee value the opinions shareholders express by their votes and will take the voting results into consideration when making future compensation decisions as they deem appropriate. We currently hold say-on-pay votes on an annual basis.
If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement and described in this Item 3.

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement.

34  investors.macysinc.com

COMPENSATION COMMITTEE REPORT

The Compensation and Management Development (CMD) Committee has reviewed and discussed the Compensation Discussion & Analysis with Macy’s management. Based on such review and discussions, the CMD Committee recommended to the Board that the Compensation Discussion & Analysis be included in Macy’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020 and proxy statement.

The foregoing report was submitted by the CMD Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or to the liabilities of Section 18 of the Exchange Act.
Respectfully submitted,
Paul C. Varga, Chairperson
David P. Abney
Francis S. Blake
Deirdre P. Connelly
Sara Levinson

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  35

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes our executive compensation policies and practices and how our Named Executive Officers (NEOs) are compensated.
For fiscal 2019, our NEOs were:
Name	Principal Position	Years with Macy’s
Jeff Gennette	Chief Executive Officer	36
Paula A. Price	Chief Financial Officer	1
Elisa D. Garcia	Chief Legal Officer	3
Danielle L. Kirgan(1)	Chief Transformation Officer	2
John T. Harper(2)	Chief Operations Officer	36
Harry A. Lawton III(3)	Former President	2
(1)
Ms. Kirgan was appointed Chief Transformation Officer in February 2020.

(2)
Mr. Harper was appointed Chief Operations Officer in January 2020. In fiscal 2020, Mr. Harper’s compensation program will be aligned with the program for executive officers. The compensation programs described in this proxy statement reflect those of the other named executive officers for fiscal 2019.

(3)
Mr. Lawton served as President until December 2019. We are required to disclose Mr. Lawton’s compensation in this proxy statement because his total compensation placed him among the three most highly compensated executive officers other than the CEO and CFO. Due to his termination, Mr. Lawton forfeited all outstanding equity grants received and he was not eligible for an annual incentive for fiscal 2019.

EXECUTIVE COMPENSATION TABLE OF CONTENTS
36	COMPENSATION DISCUSSION AND ANALYSIS
37	EXECUTIVE SUMMARY
37	Overview of 2019 Business
38	EXECUTIVE COMPENSATION HIGHLIGHTS
38	Our Compensation Program Objectives
39	Shareholder Support for our Compensation Program
39	2019 Compensation Program
39	Pay-for-Performance Mix
40	CEO Compensation and Pay for Performance Alignment
41	CEO Realized Pay for 2019 and 2018
42	Executive Compensation Governance
43	THE KEY ELEMENTS OF EXECUTIVE COMPENSATION
43	Base Salary
43	Annual Incentive
44	Reasons for Selecting These Metrics
45	Fiscal 2019 Annual Incentive Awards.
45	Long-Term Equity Compensation
47	Benefits
47	HOW WE DETERMINE EXECUTIVE COMPENSATION
48	Independent Compensation Consultant
49	HOW WE SET EXECUTIVE COMPENSATION
49	Review Process
49	Compensation Peer Group
50	EXECUTIVE COMPENSATION GOVERNANCE
50	Clawback Policy
50	Stock Ownership Guidelines
51	Hedging/Pledging Policy
51	Timing of Equity Awards
51	Tax Considerations
52	Accounting
52	OUR COLLEAGUE COMPENSATION PHILOSOPHY
53	NON-GAAP METRICS
53	FORWARD-LOOKING STATEMENTS
55	COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
57	2019 SUMMARY COMPENSATION TABLE
59	PLAN-BASED AWARDS
65	Post Retirement Compensation
68	POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
75	CEO Pay Ratio

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COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE SUMMARY
Overview of 2019 Business
North Star Strategy. The North Star Strategy was implemented in 2017 to focus on key growth areas, embrace customer centricity and optimize value in our real estate portfolio. In 2019, our NEOs continued execution of the North Star Strategy, including the launch of a comprehensive productivity plan and the execution of five strategic initiatives underlying components of the strategy. Highlights of these strategic initiatives include:
•
Growth150: Expanded the Growth50 to the Growth150 with the addition of 100 locations in 2019. These additional 100 locations received the store improvement initiatives executed at the Growth50 locations (the “Growth treatment”), such as facility upgrades, merchandising strategies and localized marketing. The Growth150 stores comprise approximately 50% of Macy’s 2019 store sales. Comparable store sales of the original Growth50 outperformed the Macy’s store fleet by approximately 3 percentage points in 2019.

•
Backstage: Expanded Backstage, Macy’s off-price offering, to another 50 locations within existing Macy’s locations in 2019. Backstage locations open for more than 12 months continued to achieve mid-single digit comparable sales growth and have improved gross margin and inventory turn.

•
Vendor Direct: Grew the vendor direct program (merchandise purchased from our websites and digital applications and shipped directly to customers from the vendor) into additional brands and assortments. In 2019, the vendor direct program reached a milestone by offering more than 1 million SKUs, many through 1,000 new vendors. This drove a nearly 60% increase in vendor direct sales, which now comprise more than 13% of Macy’s brand digital sales.

•
Mobile: Improved omnichannel experience for customers through the enhancement of application features such as My Wallet (online order pick-up identification, payment and Star Rewards loyalty features), My Store (access to in-store offers, store maps and product locator features) and My Stylist (connects customers with in-store fashion consultants). We saw a greater than 55% increase in sales on the application with nearly triple-digit growth in downloads and significant increases in monthly active users. The mobile application now contributes approximately 20% of Macy’s brand digital sales.

•
Destination Businesses: Invested in “destination businesses,” six areas of the business that account for nearly 40% of total Macy’s sales: dresses, fine jewelry, big ticket, men’s tailored, women’s shoes and beauty. We have disproportionately invested in these categories to drive growth through great product, top-performing colleagues, improved environment and enhanced marketing. All six are high-AUR (average unit retail) and high-margin businesses and continue to outperform the balance of the businesses on market share, return on investment and profitability. Macy’s captures approximately 9% of the market in these businesses.

Bloomingdale’s experienced strong sales performance in its stores and growth in both digital and Bloomingdale’s The Outlet stores. In 2019 we opened a new Bloomingdale’s in Norwalk, Connecticut and two new Bloomingdale’s The Outlet locations.
Bluemercury, our luxury beauty products and spa retailer, continued its growth during the year. The brand opened nine stores and launched its first loyalty program, Bluerewards.

Operating Performance
Key financial results for fiscal 2019:
1.6%
decrease in net sales for 2019 to $24.56 billion
0.7%
decrease in comparable sales on an owned plus licensed basis
30.4%
decrease in adjusted diluted earnings per share to $2.91
$525M
in debt we voluntarily repurchased

•
Net sales for 2019 were $24.56 billion, a decrease of 0.7% on an owned-plus-licensed comparable basis

•
Asset sale gains in 2019 were $162 million, $227 million lower than last year

•
Earnings before interest and taxes (EBIT) for 2019 totaled $943 million, which was $756 million

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COMPENSATION DISCUSSION & ANALYSIS
lower than last year due to lower gross margin from higher delivery expense and promotional markdowns, lower asset sales gains and higher one-time costs
•
Cash flow from operating activities was $1.608 billion for 2019, down $127 million from last year

•
We used excess cash in 2019 to voluntarily repurchase $525 million of debt in a tender offer transaction

Net sales decreased 1.6% compared to 2018 and comparable sales were down 0.7% on an owned plus licensed basis. Net income attributable to Macy’s shareholders was $564 million, a decrease of  $544 million from $1,108 million in 2018. Earnings before interest, taxes, depreciation and amortization excluding restructuring, impairment, store closing and other costs and settlement charges (“Adjusted EBITDA”) was $2,336 million, compared to $2,877 million in 2018.
The above performance is reflected in lower payouts to NEOs under the annual incentive plan of approximately 41.6% of target incentive opportunities for 2019, compared to total payouts of 166.8% of target for 2018.
Change in sales on an owned plus licensed basis, EBIT, Adjusted EBITDA and Adjusted Diluted Earnings per Share are non-GAAP financial measures. Reconciliations to the most directly comparable GAAP measures are provided in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Important Information Regarding Non-GAAP Financial Measures” on page 30 of Macy’s Annual Report on Form 10-K.

Announcement of Polaris Strategy
At our Investor Day in February 2020, we announced the Polaris strategy, a three-year (2020 – 2022) plan designed to stabilize profitability and position the Company for sustainable, profitable growth. The strategy continues our focus on cost reduction and reinvestment and introduces new initiatives that address aspects of the business under our control as well as external factors such as the changing retail environment. The five major components of the Polaris strategy are:
•
Strengthen Customer Relationships: Build customer lifetime value, expand Star Rewards loyalty program with the launch of Loyalty 3.0 in early February and accelerate personalization and monetization.

•
Curate Quality Fashion: Establish ourselves as the best destination for the best brands, drive disciplined merchandise category roles and balance our sales and margins.

•
Accelerate Digital Growth: Enhance the digital experience across the Macy’s website and app, grow omni-channel customer base and improve profitability.

•
Optimize the Store Portfolio: Continue the Growth treatment for stores in the best malls, expand off-mall profitably, and test and prove a retail ecosystem model with a mix of Macy’s store formats within a geographic market.
•
Reset Cost Base: Right-size the organization and expense base, improve working capital and balance top-line and bottom-line growth.

COVID-19
As previously announced, in response to the widespread coronavirus (COVID-19) outbreak, we have temporarily closed all of our stores, including all Macy’s, Bloomingdale’s, Bluemercury, Macy’s Backstage, Bloomingdales the Outlet and Market by Macy’s stores, and have taken other actions to mitigate the financial impact of the pandemic on our operations, including but not limited to suspending our quarterly dividend, deferring capital spending and drawing down on our credit facility. On March 30, 2020, we announced that, beginning April 1, 2020, we will be putting the majority of our workforce on furlough and all employees at the director-level and above who are not furloughed, including our NEOs, will have a pay reduction and our Chief Executive Officer and the Board of Directors will receive no cash compensation.

EXECUTIVE COMPENSATION HIGHLIGHTS
Our Compensation Program Objectives
Our compensation program objectives are to provide competitive and reasonable compensation opportunities, focus on results and strategic objectives, foster a pay-for-performance culture, and attract and retain key executives. Balancing these key objectives helps ensure accountability to our shareholders.
For a discussion of our short and long-term incentive program see pages 43 and 45.
For a discussion of our broader Colleague Compensation Philosophy see page 52.

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COMPENSATION DISCUSSION & ANALYSIS
Shareholder Support for our Compensation Program
We value the opinions shareholders express by their votes and dialog regarding our executive compensation program.
At our 2019 annual meeting, shareholders representing 90.5% of votes cast approved our “say-on-pay” proposal in support of our executive compensation program. This was the 8th consecutive year of shareholder support in excess of 90%. The CMD Committee considered these results to represent general support of our named executive officer compensation program.
2019 Compensation Program
In support of our program objectives, the CMD Committee made the following decisions about the 2019 compensation program:
•
No changes to base salaries, target pay opportunities in the incentive plans or the equity mix

•
Implemented a 200% maximum incentive opportunity in the annual incentive plan and the long-term performance plan to align with typical market practice and provide a reward for significant overperformance

•
Modified the design for the relative TSR goal in the long-term performance plan to include shareholder-friendly provisions and more closely align the intended value of the award with the accounting cost, including implementation of:

◦
Negative TSR Cap: If Macy’s absolute TSR over performance period is negative, any payout earned is capped at target

◦
Maximum Value Cap: Regardless of Macy’s performance relative to peers or stock price growth, the maximum payout amount for the relative TSR metric is 400% of the target grant value

Pay-for-Performance Mix
Our executive officers can directly influence overall performance. Thus, the largest portion of our NEOs’ compensation is variable, at-risk pay aligned with the Company’s strategic plan. Based on a combination of annual performance-based incentive awards and long-term performance-based equity incentive awards, 88% of our CEO’s fiscal 2019 target total direct compensation, and
77% (on average) of our other NEOs’ fiscal 2019 target total direct compensation, was delivered through variable incentives. Payout under these variable incentives is tied to a variety of metrics including changes in stock price and predetermined performance objectives (financial and strategic). Equity compensation represents the largest element of pay for our NEOs.

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COMPENSATION DISCUSSION & ANALYSIS
2019 TARGETED PAY MIX

Example of pay for performance:
•
Based on levels of achievement against pre-determined 2019 goals for Sales, EBIT and Strategic Initiatives, we approved annual incentive award payments for 2019 performance of 41.6% of the target incentive opportunities to NEOs.

•
Based on levels of achievement of pre-determined goals for average EBITDA margin, average ROIC, and relative TSR over the three-year (fiscal 2017 – 2019) performance period, we made payouts of performance-based restricted stock units of 76.96% of target incentive opportunities for NEOs.

This was the first payout under our long-term incentive performance share plan since fiscal 2015. No payouts were made for 2018, 2017 or 2016 because our average EBITDA margin, ROIC and relative TSR over three-year performance periods (fiscal 2016 – 2018, fiscal 2015 – 2017 and fiscal 2014 – 2016, respectively) were below threshold performance levels.
See pages 43 – 47 for information on payouts under our annual incentive and long-term performance plans.
See “Non-GAAP Metrics” on page 53 for information on non-GAAP financial measures used in our incentive plans.

CEO Compensation and Pay for Performance Alignment
Mr. Gennette’s total target direct compensation was unchanged in 2019. The CMD Committee and the Board approved a 2019 compensation package for Mr. Gennette of  $10,760,000, comprised of
•
base salary of  $1,300,000

•
target annual incentive opportunity of 170% of base salary; and

•
target long-term equity incentive opportunity of $7,250,000.

In determining Mr. Gennette’s compensation, the CMD Committee considered several factors including market position and tenure in role, individual performance, Company results and pay mix. Mr. Gennette’s 2019 target total direct compensation opportunity was positioned near the median of the peer group, with cash compensation near the 25th percentile and long-term incentives near median.
Mr. Gennette was appointed CEO in 2017. The following shows Mr. Gennette’s realized versus target pay for the performance periods ending with fiscal 2019 and 2018 and demonstrates the variable nature of our executive compensation program and the degree to which earned pay varies with performance.

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COMPENSATION DISCUSSION & ANALYSIS
CEO Realized Pay for 2019 and 2018
2019	Target	Earned/Paid	Difference
Base Salary	$1,300,000	$1,300,000	$0
2019 Annual Incentive	$2,210,000	$919,800	$(1,290,200)
2017 – 2019 Performance RSUs(1)	$3,900,000	$1,409,617	$(2,490,383)
Stock Options(2)	$2,600,000	$0	$(2,600,000)
Total	$10,010,000	$3,629,417	$(6,380,583)
	36% of Target Earned
(1)
Does not include $271,387 in dividend equivalents on earned Performance RSUs accrued during the three-year performance period.

(2)
With the performance restricted stock units awarded in 2017, Mr. Gennette also received a stock option grant with a grant date fair value of $2,600,000. Mr. Gennette has realized no value from this award and it is currently underwater (exercise price of  $28.17).

2018	Target	Earned/Paid	Difference
Base Salary	$1,300,000	$1,300,000	$0
2018 Annual Incentive	$2,210,000	$3,687,200	$1,477,200
2016 – 2018 Performance RSUs	$1,620,000	$0	$(1,620,000)
Stock Options(1)	$1,080,000	$0	$(1,080,000)
Total	$6,210,000	$4,987,200	$(1,222,800)
	80% of Target Earned
(1)
With the performance restricted stock units awarded in 2016, Mr. Gennette also received a stock option grant with a grant date fair value of $1,080,000. Mr. Gennette has realized no value from this award and it is currently underwater (exercise price of  $43.42).

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  41

COMPENSATION DISCUSSION & ANALYSIS
Executive Compensation Governance
We align executive compensation with the interests of our shareholders
•	Focus on performance-based compensation	38
•	Align compensation with performance	40 – 41
•	Conduct an annual risk assessment of executive compensation program	16
•	Maintain robust stock ownership guidelines for executive officers	50
Our executive compensation program is designed to encourage balanced decision making and to avoid excessive risk taking
•	Use multiple performance objectives for both annual and long-term incentive plans	43 – 46
•	Measure performance against both annual and multi-year periods	43 – 46
•	Set performance goals at levels high enough to encourage strong performance, but within reasonably attainable parameters to discourage excessive risk taking	16
•	Cap performance-based compensation payouts	43 – 46
We adhere to executive compensation best practices
•	Provide modest perquisites with reasonable business rationale	47
•	Conduct annual say-on-pay vote	34
•	Constitute the CMD Committee with only independent directors	18
•	Include a relative-to-peer TSR metric for performance-based restricted stock units	46 – 49
•	Provide for recoupment of cash and equity incentive compensation in certain circumstances	50
•	Prohibit hedging and pledging transactions by directors and executive officers	51
•	Utilize a compensation consultant independent of management	48
•	Provide a reasonable post-employment change-in-control plan	68
•	Equity awards are subject to “double-trigger” vesting in the event of a change-in-control	47

•	Do not provide excise tax gross-ups upon a change in control	N/A
•	Do not provide individual employment contracts	N/A
•	Do not reprice or buyout for cash underwater stock options without shareholder approval	60
•	Do not provide individual change-in-control agreements	68

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COMPENSATION DISCUSSION & ANALYSIS
THE KEY ELEMENTS OF EXECUTIVE COMPENSATION
The compensation program for our NEOs consists primarily of the four components outlined below:
Element	Purpose
Base Salary
Market-driven base-line compensation is targeted at a level necessary to attract and retain high-quality talent. Amount recognizes differences in positions and responsibilities, experience and individual long-term performance.

Annual Incentive Awards	Cash awards that vary based on performance align compensation with business strategy and operating performance over short-term (annual) financial and strategic targets.
Long-Term Incentive Awards	Equity awards that vary based on stock price appreciation and financial performance support our longer-term financial goals and stock price growth, as well as retention and succession planning.
Benefits	NEOs are eligible for group life, health, savings and other benefits available generally to all salaried employees and limited executive benefits to fulfill business purposes.
Base Salary
We provide base salaries to our NEOs to deliver a fixed component of compensation that reflects the scope and complexity of each NEO’s role. Base salaries are intended to aid in the Company’s ability to attract and retain critical executive officers and are reviewed against comparable positions within the identified compensation peer group.
The CMD Committee, with input from FW Cook, made no changes to base salaries for the NEOs in 2019. Base salaries in effect at the end of 2019 are shown below.

Changes to 2019 Base Salary
Name	FY 2019 Salary (000s)	FY 2018 Salary (000s)	% Increase
Gennette	$1,300	$1,300	0%
Price	$770	$770	0%
Garcia	$750	$750	0%
Harper	$725	$725	0%
Kirgan	$750	$750	0%
Lawton(1)	$1,000	$1,000	0%
(1)
Mr. Lawton served as President until December 2019.

Annual Incentive
The NEOs participate in the Senior Executive Incentive Compensation Plan (Incentive Plan). The Incentive Plan aligns executive compensation with our business strategy and operating performance objectives and is designed to motivate executives to meet or exceed annual corporate financial and strategic goals.
Annual Incentive Opportunity as Percent of Base Salary. Targeted annual incentive award opportunities are expressed as a percent of year-end base salary. Actual awards may range from 0% to 340% of base salary, depending upon actual performance relative to the pre-determined goals, as shown in the chart below (and on such alternative or additional factors as the CMD Committee deems appropriate).

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COMPENSATION DISCUSSION & ANALYSIS
	Annual Incentive as a % of Base Salary
Position	Threshold (25% of Target)	Target	Outstanding (200% of Target)
Chief Executive Officer	42.5%	170%	340%
Former President	31.25%	125%	250%
Chief Financial Officer	25%	100%	200%
Other NEOs	18.75%	75%	150%
Performance Measures and Weightings.   Performance measures are weighted 40% Sales, 35% Adjusted EBIT and 25% Strategic Initiatives. Payout for each metric ranges from 25% of target at threshold to 200% at outstanding.

Reasons for Selecting These Metrics
•
Sales — measures growth and provides opportunities for the achievement of various other financial measures, including EBIT.

•
EBIT — focuses management on pursuing and executing strategies to improve the profitability of the business.

•
Strategic Initiatives — aligns management with our business strategies to drive future growth and shareholder value and support the North Star Strategy.

The CMD Committee selected the levels of Sales, EBIT and the strategic initiatives listed below for purposes of the target annual incentive opportunity for NEOs in 2019.
For 2019 we eliminated the Cash Flow metric (10% weight in 2018) in the Incentive Plan and increased the Sales metric from 25% to 40% to reflect alignment with growth-oriented business strategies.

		Performance Range ($ in millions)
Performance Metric	Weight	Threshold	Target	Outstanding
Sales	40%	97% of Target	$26,286.2	103% of Target
EBIT	35%	90% of Target	$1,608.2	110% of Target
Strategic Initiatives
Destination Businesses Achieve 2019 sales plan(1)	5%		*
Growth Stores Achieve 2019 sales plan(2)	5%		*
Backstage Achieve 2019 sales plan(3)	5%	97% of Target	Target	103% of Target
Mobile Achieve 2019 sales plan(4)	5%		*
Vendor Direct Fulfillment Achieve 2019 sales plan(5)	5%		*
*
Performance range is 97% to 103% for all Strategic Initiatives

(1)
Aggregate sales of six businesses: Big Ticket, Fine Jewelry, Beauty, Women’s Shoes, Men’s Tailored Clothing and Dresses

(2)
Sales of Growth 100 + Growth 50 stores

(3)
Aggregate sales for existing locations

(4)
Mobile app demand sales

(5)
All vendor direct fulfillment sales
Straight-line interpolation will apply to performance levels between the ones shown

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COMPENSATION DISCUSSION & ANALYSIS
Fiscal 2019 Annual Incentive Awards.
Context for 2019 Goal Setting. Continuing positive, profitable growth was a significant goal in the design of our annual incentive plan for 2019. Performance metrics and targets reflect this goal and were rigorously set.
•
2019 Sales target was set 1.6% above 2018 actual results despite a forecasted macro-economic (retail) growth slowdown.

•
2019 Sales target also included improvement in our sales relative to the overall market for our categories of business. For the past three years, Macy’s year-over-year sales change has trailed the market by approximately 4 percentage points on average. Our 2019 sales target incorporated an improvement in that spread of approximately 160 basis points.

•
2019 EBIT target was planned down $269 million to reflect lower expected asset sales gains year-over-year, investments in technology and logistics and delivery cost pressures (from digital growth) on gross margin. Excluding the impact of gains on asset sales, 2019 EBIT target was planned $169 million below 2018 actual results.
•
Strategic Initiatives sales targets for 2019 were each set above 2018 actual performance.

The performance goals for strategic initiatives are measured on a quantitative basis. The goals were determined by the CMD Committee to be rigorous, given the retail environment, but achievable in order to drive performance. This balance of rigor and achievability is demonstrated in the payout for the strategic initiatives at 117.5% of target, indicating overall achievement of the goals at above the target level. We omit target and actual performance levels of strategic initiatives because the information is confidential and the disclosure of which would result in competitive harm.
We believe our approach to goal setting provides participants with a reasonable opportunity to achieve the goals, thus supporting engagement and retention objectives essential to motivate employees.

		($ in millions)		2019 Performance ($ in millions)
Performance Metric	Weight	2018 Actual	2019 target	Results	Achievement Level	Weighted % of Payout
Sales ($)	40%	$25,868.6	$26,286.2	$25,556.6	Between Threshold and Target	12.24%
EBIT ($)	35%	$1,887.2	$1,608.2	$1,355.5	Below Threshold	0.0%
Strategic Initiatives	25%	132% of Target		117.5% of Target	Between Target and Outstanding	29.38%
• Destination Businesses					0.7% Below Target
• Growth Stores					2.7% Below Target
• Backstage					1.1% Below Target
• Mobile					4.3% Above Target
• Vendor Direct Fulfillment					15.8% Above Target
Total Earned						41.62%
Total Target Opportunity						100%
Long-Term Equity Compensation
Annual equity compensation awards to the NEOs in fiscal 2019 consisted of performance-based restricted stock units and stock options. The long-term incentive program is designed to align the interests of the Company and our executives with those of our shareholders.
How Awards are Determined. The CMD Committee, in consultation with FW Cook established a target dollar amount for total long-term compensation for each NEO for the performance period beginning with fiscal 2019. Target amounts were allocated:
•
60% in performance-based restricted stock units that generally vest after a three-year performance

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COMPENSATION DISCUSSION & ANALYSIS
period based upon the achievement of pre-determined financial performance and relative TSR goals
•
40% in stock options that generally vest ratably over a four-year period and have value only if our stock price increases over the grant price of the options

Performance-Based Restricted Stock Units. The CMD Committee determines the number of performance-based restricted stock units required to deliver the targeted award value (60% of fiscal 2019 long-term incentive award opportunity) by dividing the targeted award dollar value by the closing price of Macy’s common stock on the grant date.
Performance Metrics. Awards granted in fiscal 2019 may pay out from 0% to 200% of the target award opportunity based on our performance against average Comparable Sales Growth, average ROIC, and relative TSR objectives over the three-year performance period (fiscal 2019 – 2021) as follows:

Performance Level	Comparable Sales Growth (37.5%) weight)		ROIC (37.5% weight)		Relative TSR (25.0% weight)
	3-Year Average	Vesting %	3-Year Average	Vesting %	3-Year TSR vs. Peer	Vesting %
Outstanding	≥5.0%	200%	≥21.6%	200%	≥90.0%	200%
Target	2.3%	100%	19.1%	100%	50.0%	100%
Threshold	-1.5%	25%	15.9%	25%	30.0%	25%
Below Threshold	<-1.5%	0%	<15.9%	0%	<30.0%	0%

*
Straight-line interpolation will apply to performance levels between the ones shown

Reasons for Selecting These Metrics. These performance metrics are closely monitored by investors and are key drivers of long-term sustainable shareholder value. The average Comparable Sales Growth and average ROIC metrics complement the Sales and EBIT measures used in the annual incentive plan by focusing executives on efficient use of assets and profitable growth.
•
Comparable Sales Growth is intended to support our multi-channel sales growth objectives.

•
ROIC is a measure of investment productivity and the efficiency in which assets are employed in the business. It is an important measure of our overall long-term performance and is why we include it in our long-term incentive plan versus our annual incentive plan.

•
Relative TSR measures the creation of shareholder value over a multi-year period relative to peers. This metric is viewed as an executive compensation “best practice” by many proxy advisory firms and corporate governance experts. For 2019 we measured TSR against the 14-company peer group we use for comparative data to assess the competitiveness of our compensation and program design.

Stock Options. The CMD Committee determines the number of stock options awarded (40% of fiscal 2019 long-term incentive award opportunity) by dividing the targeted award dollar value by the Black-Scholes value of a stock option on the grant date. Stock options are granted with an exercise price equal to the closing price of Macy’s common stock on the date of the grant, and generally vest 25% on each of the four anniversaries following the grant date.
Awards Granted in 2019. The number of stock options and target number of performance-based restricted stock units granted to the NEOs are shown in the 2019 Grants of Plan-Based Awards table on page 59.
Awards Earned in 2019. The three-year (fiscal 2017 – 2019) performance period for performance-based restricted stock units granted in fiscal 2017 concluded as of the end of fiscal 2019. The CMD Committee determined the number of performance-based restricted stock units that would be paid based on our average EBITDA margin, average ROIC and relative TSR performance objectives over the three-year performance period, as follows:

		3-Year Average
Metrics	Weight	Threshold	Target	Outstanding	Actual	Vesting %
EBITDA Margin	50%	11.2%	11.9%	12.2%	11.5%	71.4%
ROIC	30%	17.2%	18.8%	19.2%	19.1%	137.5%
Relative TSR	20%	35.0%	50.0%	75.0%	32.9%	0.0%
*
Straight-line interpolation will apply to performance levels between the ones shown

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COMPENSATION DISCUSSION & ANALYSIS
For the three-year (fiscal 2017 – 2019) performance period, our average EBITDA margin was 96.6% of target, average ROIC was 101.6% of target and relative TSR was below the threshold performance level. As a result, the NEOs earned 76.96% of the target number of performance-based restricted stock units granted in March 2017.

Benefits
Retirement and Deferred Compensation Plans. NEOs participate in our broad-based 401(k) retirement investment plan. NEOs also participate in a non-qualified deferred compensation plan with features like the 401(k) plan. Prior to 2014, executives were provided with a supplementary executive retirement plan and a cash balance pension plan. These two defined benefit plans were discontinued in December 2013 and NEOs no longer accrue benefits under the plans. See page 65 for more information on these plans.
Perquisites. We provide business club memberships and, for our CEO, a car and driver for security reasons and limited personal use of company aircraft. See page 58 for more information.
Severance and Change-in-Control. We maintain executive severance plans and a change-in-control plan covering our NEOs. Our deferred compensation programs provide for accelerated benefits in the event of a change-in-control. All equity awards granted since 2010 are subject to “double-trigger” vesting in the event of a change-in-control. See pages 68 – 75 for more information.

HOW WE DETERMINE EXECUTIVE COMPENSATION
We use a collaborative process in making executive compensation decisions.
Responsible Party	Primary Roles and Responsibilities
CMD Committee
•
Administers executive compensation program for senior executives

•
Oversees annual incentive and long-term incentive plans, as well as benefit plans and policies

•
Ensures appropriate succession plans in place for CEO and other key executive positions

•
Emphasizes pay-for-performance linkage of executive compensation program and ensures programs are competitive

•
When making executive compensation program decisions, considers:

–
our compensation philosophy

–
our financial, operating and total shareholder return performance

–
general compensation policies and practices for our employees

–
practices and executive compensation levels within peer companies

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COMPENSATION DISCUSSION & ANALYSIS
Compensation Consultant (FW Cook from 2008 through October 2019, Semler Brossy since November 2019)
•
Attends CMD Committee meetings at request of Committee, meets with Committee in executive session without management, and communicates with Committee chair regarding emerging issues and other matters

•
Reviews and provides advice relating to:

–
design of annual and long-term incentive plans, including degree to which incentive plans support business strategies and balance risk-taking with potential reward

–
setting performance metrics

–
peer group pay and performance comparisons

–
competitiveness of key executives’ compensation

–
changes to NEOs’ compensation levels

–
design of other compensation and benefits programs

–
preparation of public filings related to executive compensation, including CD&A and accompanying tables and footnotes

Management (CEO and Human Resources Executives)
•
CMD Committee seeks input from CEO and human resources, legal and finance executives to develop design, operation, objectives, values and goals of various compensation components

•
Human resources department uses various survey firms and data sources to provide calculations, comparator group and general market data used by management in compensation-related analyses

•
At beginning of each fiscal year, CEO meets with direct reports, including other NEOs, to set individual performance objectives for the year which includes achieving key financial and business goals. Following fiscal year end, CEO reviews performance of each direct report against Company and individual performance objectives and individual’s contribution to performance

•
CEO takes active part in CMD Committee discussions of compensation involving direct reports, provides input on individual performance and recommendations on compensation opportunities

•
Human resources executives, with assistance of FW Cook/Semler Brossy, provide CMD Committee with data, analyses and annual information in considering CEO compensation recommendations for direct reports.

•
Mr. Gennette did not participate in portions of CMD Committee or Board meetings during which his compensation was discussed.

Independent Compensation Consultant
FW Cook served as the independent compensation consultant to the CMD Committee from 2008 through October 2019.
In November 2019, following an extensive search process, the CMD Committee selected and engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”) as the CMD Committee’s new independent compensation consultant. Semler Brossy reviewed the design and operation of the Company’s incentive compensation plans and made recommendations regarding our executive compensation program for 2020.
FW Cook and Semler Brossy provide no services to the Company other than those provided directly to, or on behalf of, the CMD Committee, and to, or on behalf of, the NCG Committee with respect to director compensation. The CMD Committee has assessed the independence of FW Cook and Semler Brossy pursuant to the NYSE listing standards and SEC rules and is not aware of any conflict of interest raised by FW Cook’s or Semler Brossy’s work that would prevent FW Cook or Semler Brossy from providing independent advice to the CMD Committee.

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COMPENSATION DISCUSSION & ANALYSIS
HOW WE SET EXECUTIVE COMPENSATION
Review Process
The CMD Committee annually reviews NEO base salaries, annual incentive award payments and equity awards at its March meeting. At that time, financial and other performance results for the prior fiscal year are available and individual and Company performance against applicable targets are measured.
Peer group data is one of several factors considered in determining compensation levels and packages for NEOs and actual positioning of targeted compensation may be above or below the median based on the executive’s experience, unique skill set, scope of responsibilities, supply and demand of critical talent in the market, tenure and other factors. The NEOs’ fiscal 2019 target total direct compensation (base salary, target annual incentive and grant date value of long-term incentive awards) fell within a median range of the peer group practice. Actual total direct compensation realized will vary from targeted compensation based upon the level of achievement of short- and long-term operating performance objectives, stock price performance and the Company’s total shareholder return relative to peer companies. The CMD Committee also reviews the compensation of other key senior executives to ensure the compensation of the NEOs is internally consistent and equitable.
The target total direct compensation for Mr. Gennette was set at approximately the 43rd percentile of the peer group.

Compensation Peer Group
Peer Group. The CMD Committee references comparative compensation data of a peer group of publicly-traded retail companies to inform itself of the competitiveness of compensation and program design and believes the data provides important context for compensation decisions. The CMD Committee recognizes that due to factors unique to Macy’s, including business model and strategies, scope and complexity of jobs, and specific talent needs, as well as executive changes within the peer group, there is an imperfect comparability of NEO positions among companies. Thus, the CMD Committee does not rely on strict benchmarking or target any specific position for compensation components based on peer group data. We also use the peer group for the TSR measure in our long-term incentive plan. In October 2018 we made changes to our peer group for 2019 compensation to align the group with our business strategies and the size of our organization. The revised group consists of 14 companies with Macy’s revenues positioned between the median and 75th percentile and market capitalization near the 40th percentile (see chart below). The revised peer group includes 10 of the previous 12 peers and adds Best Buy, Dollar Tree, Hudson’s Bay and Lowe’s Companies. Sears Holdings was deleted from the previous peer group due to filing for bankruptcy in 2018 and Walmart was deleted due to its larger size.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  49

COMPENSATION DISCUSSION & ANALYSIS
In August 2019*, we ranked between the median and 75th percentile of the peer group in revenue and between the 25th percentile and median in market capitalization.
($) in millions	Revenue(1)	Net Income(1)	Market Capitalization(2)	Total Assets(3)	Number of Employees(4)
75th Percentile	$35,441	$1,573	$33,490	$18,153	170,325
Median	16,123	712	7,458	13,271	110,000
25th Percentile	12,237	140	2,924	9,121	75,275
Macy’s	$25,717	$1,105	$6,628	$21,296	130,000
Macy’s Percentile Rank	70%	62%	38%	82%	63%

*
Date of peer group review by FW Cook

Data Source: Standard & Poor’s Capital IQ
(1)
Most recently reported four quarters

(2)
As of June 30, 2019

(3)
Most recently reported quarter

(4)
Most recently reported fiscal year

Factors Used to Select Peer Group*
*
Factors and peer group are reviewed annually.

We also perform a “peer of peers” analysis to identify companies that Macy’s peers identify as peers, review the companies selected in proxy advisory firms’ peer groups, and companies that use Macy’s as a compensation peer. We review our peer group annually.
Incentive Plan Design Review
As part of its annual compensation planning process, the CMD Committee asks its compensation consultant to review the design of our annual and long-term incentive programs. FW Cook noted that over the past three years we have modified the annual and long-term incentive plan design in response to retail industry volatility and for stronger alignment with the Company’s evolving business strategy, and that our incentive plan design continues to fall within the range of peer group practice with appropriate differentiation to support Company-specific objectives and a strong performance orientation. FW Cook also noted the challenges presented by an uncertain economic environment, retail industry transformation, tempering growth expectations, talent retention and performance motivation factors on compensation planning for 2020.

EXECUTIVE COMPENSATION GOVERNANCE
Clawback Policy
The CMD Committee has the discretion to require a participant in the annual Incentive Plan or in the long-term incentive compensation program to repay income derived from the annual incentive, performance-based restricted stock units or stock options in the event of a restatement of our financial results. This repayment would occur within three years after any such payment to correct a material error is determined by the CMD Committee to be the result of executive fraud or intentional misconduct.

Stock Ownership Guidelines
Our Board has established stock ownership guidelines for certain corporate officers of Macy’s, including the NEOs.

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COMPENSATION DISCUSSION & ANALYSIS
Position	Ownership Guideline
Chief Executive Officer and Chairman of the Board	• • • • • •	6x base salary
Chief Financial Officer, Chief Operations Officer and Chief Transformation Officer	• • •	3x base salary
Chief Legal Officer	• •	2x base salary
Shares counted toward the ownership requirement:(1)
•
Macy’s stock beneficially owned (directly or indirectly) by the executive or owned jointly with any immediate family member of the executive

•
Any stock credits or other stock units credited to an executive’s account through deferrals under our deferred compensation program or otherwise

•
Time-based restricted stock or restricted stock units granted to executives, whether or not vested

•
The executive’s proportionate share of the Macy’s stock fund under our 401(k) Plan

Macy’s common stock subject to unvested or unexercised stock options, and performance-based restricted stock or stock units during the performance period, do not count toward the ownership requirement.

Hedging/Pledging Policy
Directors, executive officers and participants in our long-term incentive plan are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in our common stock or pledging our common stock in lending transactions. Set forth below is Macy’s Hedging/Pledging policy.
Macy’s, Inc. considers it inappropriate for any Director, executive officer or participant in the Company’s long-term incentive plan to engage in any transaction in which they may profit from short-term speculative swings in the value of Macy’s securities or pledge Macy’s stock in lending transactions. Therefore, as a matter of Company policy, these individuals may not engage in (1) the purchase or sale of  “put” and “call” options (publicly available rights to sell or buy Macy’s securities within a certain period of time at a specified price or the like); (2) “short sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future); (3) “short selling against the box” (selling owned, but not delivered securities); (4) the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Macy’s securities granted to the individual as compensation or held, directly or indirectly, by the individual; (5) and pledging Macy’s securities as collateral for a loan, including, without limitation, in a margin account. Furthermore, Section 16(c) of the Securities Exchange Act of 1934 prohibits short sales and short sales against the box of Macy’s securities by the Company’s directors and executive officers. The prohibitions in this paragraph do not apply to the exercise of stock options granted as part of a Company incentive plan.

Timing of Equity Awards
The CMD Committee generally approves annual equity-based grants at its annual March meeting, normally scheduled at least two years in advance. The March meeting occurs after financial results are available — at least three weeks after we release our fiscal year-end earnings. The CMD Committee may approve equity-based grants on other dates in special circumstances, such as to newly-hired executives or to executives promoted into positions eligible for such grants, or to retain executives important to the success of the Company.

Tax Considerations
In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of  $1 million on the amount of compensation that we may deduct in any one year with respect to certain of our executive officers (and, beginning in 2018, certain former executive officers).
Historically, compensation that qualified as “performance- based compensation” could be excluded from this $1 million limit. This exception has been repealed, effective for taxable years beginning after December 31, 2017, except for certain compensation arrangements in place as of November 2, 2017 for which transition relief is available. Prior to 2018, the CMD Committee sought from time to time to qualify certain compensation awards for the performance-based exception. We continue to evaluate the

(1)
The Company first enacted stock ownership guidelines in 2006. Executives are expected to comply with the current guidelines by the first business day in May following the five-year anniversary the executive first becomes covered under his/her current or new ownership guideline, or if newly hired or promoted, eligible to receive a payout of performance-based restricted stock and/or units under our long-term incentive plan. Executives who are below their ownership guideline at their guideline requirement date must retain 50% of all shares acquired on vesting or exercise of equity awards (net of exercise costs and taxes) until the guideline is met to be in compliance with the stock ownership policy. Stock ownership is measured as of the first business day in May of each fiscal year. As of the most recent measurement date, each NEO was in compliance with the retention or ownership requirements of the stock ownership policy.

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COMPENSATION DISCUSSION & ANALYSIS
impact of the revisions to Section 162(m) for their potential impact on the Company. Regardless of that impact, the CMD Committee will continue to design and maintain executive compensation arrangements that we believe will attract and retain the executive talent we need to compete successfully, even if in certain cases such compensation is not deductible for federal income tax purposes. Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m), as in effect prior to 2018, will in fact be deductible.

Accounting
We record salaries and performance-based cash compensation incentives in our financial statements as expenses in the amount paid, or to be paid, to the NEOs.
Accounting rules also require us to record an expense in our financial statements for equity-based awards, even though equity awards are not paid as cash to employees.
We expense all equity-based awards in accordance with ASC Topic 718. In evaluating the design of our variable incentive plans, the CMD Committee considers the accounting costs attributable to alternative approaches to ensure that financial efficiency is maximized.

OUR COLLEAGUE COMPENSATION PHILOSOPHY
Macy’s colleague compensation philosophy and practices are integral to our objective of being an employer of choice in every location we do business, with competitive pay and benefits in a caring and service-oriented work environment. Compensation is scaled to job position, responsibilities, experience and performance, with incentive opportunities that allow all employees to share in the success of the Company.
Pay-for-Performance. We seek to align pay and performance. Because senior executives can directly influence our overall performance, a majority of their annual targeted total direct compensation is variable at-risk pay tied to financial performance, corporate objectives and both absolute and relative stock price performance in the form of annual cash and long-term equity incentive award opportunities.
Pay-for-performance extends beyond senior executives to align broad groups of our employees with the interests of shareholders. For example:
•
Employees through the director level participate in an annual cash incentive plan; a portion of the incentive is based on the achievement of the same financial and strategic performance metrics as our senior executive Incentive Plan and a portion is based on individual performance results

•
In 2018, we implemented the Path to Growth quarterly incentive program for all employees who do not participate in the annual cash incentive plan; the program provides these employees the opportunity to earn bonuses when corporate performance goals are met; Path to Growth bonus payouts totaled approximately $17.3 million for fiscal 2019 and 64% of all stores achieved performance levels that resulted in payments to our store employees at least once during fiscal 2019.

•
Store managers and above are eligible for grants of equity under our core management equity program

•
In 2019, we provided approximately 950 equity grants to employees to align their pay with senior executives and our shareholders

•
Sales associates in certain merchandise areas are eligible for commissions or special bonuses for performance

Pay Levels. The CMD Committee sets appropriate pay levels for senior executives. Management deploys that philosophy throughout the Company in determining pay amounts.
The CMD Committee is provided compensation information for individuals and employee groups beyond executive officers to inform the Committee of company compensation practices and executive pay levels and receives regular reports on the Path to Growth incentive program. The CMD Committee also approves annual incentive awards to bonus-eligible non-executive officers.
We try to balance internal and external pay fairness. We use market surveys to determine the external competitiveness of our compensation levels and we utilize pay ranges to help ensure internal pay fairness. We assess internal pay levels based on the relative internal value of each job or job classification, a process that considers direct job duties, responsibilities, skills, experience and education, required leadership expectations, organizational needs, talent sector, variance to external job titles and other factors. We feel internal pay fairness is more than numerical relationships between the pay of individual employees or employee classifications.
Work and Career Opportunities. Macy’s believes compensation is an important part, but not the only element, of job satisfaction. Macy’s offers a wide variety of

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COMPENSATION DISCUSSION & ANALYSIS
retail employment opportunities to build a career or to earn extra money. We offer merchandise discounts and flexible, predictable schedules for part-time store associates, internships for college students and full-time employment in the retail business for graduates through our Executive Development Program. We offer exciting career opportunities in creative, marketing, technology, merchandising, store operations, accounting/finance, human resources, legal, communications/media and real estate at our major corporate work centers in Atlanta, Cincinnati and New York, as well as employment opportunities at our stores, distribution centers and call centers across the United States.

NON-GAAP METRICS
Macy’s reports its financial performance in accordance with generally accepted accounting principles (GAAP). However, management believe that certain non-GAAP financial measures provide users of the company’s financial information with additional useful information in evaluating operating performance and we have included certain non-GAAP measures as performance metrics in our incentive plans.
We use 1) Sales and Adjusted Earnings Before Interest and Taxes (EBIT) as performance metrics in our annual incentive plan and 2) Comparable Sales Growth, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as a percent of net sales (internal owned sales), and Return on Invested Capital (ROIC) as performance metrics in our three-year performance share plan. Sales, Adjusted EBIT and Adjusted EBITDA exclude impairment, restructuring, store closing and other costs. Changes in comparable sales is calculated on an owned plus licensed basis and includes sales of departments licensed to third parties which are not included in comparable sales calculated in conformity with GAAP (on an owned basis). ROIC is defined as adjusted EBITDA, excluding benefit plan income, net and lease expense, as a percent to average invested capital.
Reconciliations to the most directly comparable GAAP measures for Changes in Comparable Sales, Adjusted EBIT, Adjusted EBITDA as a Percent to Net Sales and ROIC and other information concerning non-GAAP financial measures are provided on page 30 in Macy’s Annual Report on Form 10-K under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Important Information Regarding Non-GAAP Financial Measures.”

FORWARD-LOOKING STATEMENTS
All statements in this proxy statement that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Macy’s management and are subject to significant risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this proxy statement because of a variety of factors, including the effects of the weather, natural disasters, and health pandemics, including the novel coronavirus (COVID-19) on customer demand, our supply chain as well as our consolidated results of operation, financial position and cash flows; possible invalidity of the underlying beliefs and assumptions; Macy’s ability to successfully implement its Polaris strategy, including the ability to realize the anticipated benefits within the expected timeframe or at all; the success of Macy’s operational decisions, such as product sourcing, merchandise mix and pricing, and marketing, and strategic initiatives, such as Growth stores, Backstage on-mall off-price business, and vendor direct expansion; general consumer-spending levels, including the impact of changes in economic conditions, consumer disposable income levels, consumer confidence levels, the availability, cost and level of consumer debt, and the costs of basic necessities and other goods; competitive pressures from department and specialty stores, general merchandise stores, manufacturers’
outlets, off-price and discount stores, and all other retail channels, including the Internet, catalogs and television; Macy’s ability to remain competitive and relevant as consumers’ shopping behaviors migrate to other shopping channels and to maintain its brand and reputation; possible systems failures and/or security breaches, including any security breach that results in the theft, transfer or unauthorized disclosure of customer, employee or company information, or the failure to comply with various laws applicable to Macy’s in the event of such a breach; the cost of employee benefits as well as attracting and retaining quality employees; transactions and strategy involving Macy’s real estate portfolio; the seasonal nature of Macy’s business; conditions to, or changes in the timing of, proposed transactions, and changes in expected synergies, cost savings and non-recurring charges; the potential for the incurrence of charges in connection with the impairment of intangible assets, including goodwill; possible changes or developments in social, economic, business, industry, market, legal, and regulatory circumstances and conditions; possible actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, competitors and legislative, regulatory, judicial and other governmental authorities and officials; changes in relationships with vendors and other product and service providers; currency, interest and exchange rates and other capital market, economic and geo-political conditions;

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COMPENSATION DISCUSSION & ANALYSIS
unstable political conditions, civil unrest, terrorist activities and armed conflicts; the possible inability of Macy’s manufacturers or transporters to deliver products in a timely manner or meet Macy’s quality standards; Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional and global health pandemics, and regional political and economic conditions; duties, taxes, other charges and quotas on imports; and other factors identified in documents filed by Macy’s with the Securities and Exchange Commission. Macy’s disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2019

OUR NAMED EXECUTIVE OFFICERS
JEFF GENNETTE 58 Chairman of the Board since January 2018 and Chief Executive Officer since March 2017	Years with Macy’s: 36 See Mr. Gennette’s biography on page 8 of this proxy statement
PAULA A. PRICE 58 Chief Financial Officer since July 2018
Years with Macy’s: 1
PRIOR CAREER HIGHLIGHTS
Harvard Business School
•
Senior Lecturer, Accounting

Ahold USA
•
EVP, Chief Financial Officer

CVS Caremark Corporation
•
SVP, Controller and Chief Accounting Officer

JPMorgan Chase
•
SVP, CFO Institutional Trust Services

Prudential Financial
•
General Manager, Retirement Services

Diageo
•
Divisional CFO, UK

Kraft Foods
•
Director, Financial Planning & Analysis

EDUCATION
•
Certified Public Accountant

•
M.B.A., with specialization in Finance and Strategy, University of Chicago Booth School

•
B.S., Accounting, DePaul University

ELISA D. GARCIA 62 Chief Legal Officer since September 2016
Years with Macy’s: 3
PRIOR CAREER HIGHLIGHTS
Office Depot
•
Chief Legal Officer

•
EVP, General Counsel and Secretary

Domino’s Pizza
•
EVP, General Counsel and Secretary

Philip Morris International
•
Regional Counsel, Latin America

GAF Corporation
•
Corporate Counsel

Willkie Farr & Gallagher LLP
•
Corporate Finance Associate

EDUCATION
•
J.D., St. John’s University School of Law

•
Bachelor’s and Master’s degrees, State University of New York at Stony Brook

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
JOHN HARPER 60 Chief Operations Officer since January 2020
Years with Macy’s: 35
PRIOR CAREER HIGHLIGHTS
Macy’s Inc.
•
Chief Stores Officer

•
Various roles throughout the Company and its predecessor companies, including vice chairman of Macy’s Midwest and chairman of Hecht’s

EDUCATION • B.A., Communications and Political Science, University of Pittsburgh • MBA, Finance and Accounting, University of Pittsburgh
DANIELLE L. KIRGAN 44 Chief Transformation Officer since February 2020	Years with Macy’s: 2 PRIOR CAREER HIGHLIGHTS American Airlines • SVP, People Darden Restaurants • Chief Human Resources Officer ConAgra Foods • VP, Human Resources	W.W. Grainger • Director, Human Resources TeleTech Holdings • Director, Human Resources EDUCATION • B.A., Business Administration, Illinois State University
HARRY L. LAWTON III 46 Former President (September 2017 to December 2019)

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
The following table summarizes the compensation of the individuals that served as our principal executive officer and principal financial officer during fiscal 2019, our three other most highly-compensated executive officers who were serving as executive officers at the end of fiscal 2019, and one former executive officer, collectively referred to as the “Named Executives” or the “NEOs.”
2019 SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Jeff Gennette Chief Executive Officer	2019	1,300,000	0	4,409,720	2,899,998	919,800	677,088	102,214	10,308,820
	2018	1,291,667	0	4,694,492	2,899,994	3,687,200	58,489	101,849	12,733,691
	2017	1,208,333	0	3,927,685	2,599,996	2,997,100	328,121	27,020	11,088,255
Paula A. Price Chief Financial Officer	2019	770,000	0	860,639	565,996	320,500	0	514,769	3,031,904
	2018	433,125	300,000	1,137,825	837,381	749,400	0	188,531	3,646,262
Elisa D. Garcia Chief Legal Officer	2019	750,000	0	729,874	479,999	234,100	0	20,943	2,214,916
	2018	745,833	0	777,018	479,994	938,500	0	52,876	2,994,221
	2017	725,000	0	725,109	479,997	767,000	0	6,344	2,703,450
John T. Harper Chief Operations Officer	2019	725,000	500,000(5)	777,989	199,997	239,200	875,817	46,036	3,364,039
Danielle L. Kirgan Chief Transformation Officer	2019	750,000	0	729,874	479,999	234,100	0	59,098	2,253,071
	2018	750,000	0	777,018	479,994	938,500	0	199,471	3,144,983
	2017	205,729	500,000	0	499,997	198,400	0	228,104	1,632,230
Harry A. Lawton III Former President	2019	937,500	0	2,432,955	1,600,000		0	52,740	5,023,195
	2018	1,000,000	0	2,590,038	1,599,998	2,085,500	0	8,750	7,284,286
	2017	397,727	5,500,000	6,613,645	3,999,997	734,600	0	1,415,526	18,363,495
(1)
The amounts in this column for fiscal 2019 include the grant date fair value for performance-based restricted stock units awarded in fiscal 2019 determined by using a weighted average grant date price for the common stock of approximately $24.36 per share, assuming the “target” number of units is earned. Assuming the “maximum” number of units is earned, the grant date fair value amounts for the performance-based restricted stock units would be $8,819,440 for Mr. Gennette, $1,721,278 for Ms. Price, $4,865,910 for Mr. Lawton, $1,459,748 for Ms. Garcia and Ms. Kirgan and $1,216,440 for Mr. Harper. The amount for Mr. Harper includes the grant date fair value of  $169,769 for time-based restricted stock units awarded as part of his core grant in fiscal 2019.

(2)
The amounts in this column reflect the grant date value of stock options determined using the Black-Scholes option pricing model in accordance with ASC Topic 718. See footnote (4) to the 2019 Grants of Plan-Based Awards table for the assumptions used in making this determination.

(3)
We did not pay above-market interest under our executive deferred compensation plan in 2019, therefore, the amounts reflected in this column relate to pension benefits only. The amounts reflected for fiscal 2019 in this column represent the change in the actuarial present value of accumulated pension benefits under our cash balance pension plan (CAPP) and supplementary executive retirement plan (SERP) in fiscal 2019. No Named Executive accrues additional benefits under the CAPP or SERP because benefits are frozen. The assumptions used in determining the present value of benefits are the same assumptions used for financial reporting purposes. The present value of benefits was determined using a PBO effective discount rate of 2.83% for the CAPP and 2.89% for the SERP. For both the CAPP and SERP, base mortality rates are Pri-2012 White Collar mortality table projected to 2016 using MP-2018 and then projected forward to the measurement date using MP-2019. Mortality is projected generationally from the measurement date using scale MP-2019 for both the CAPP and SERP. Scale MP-2019 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The assumed retirement age used for these calculations was the normal retirement age of 65, as defined by the plans, and each Named Executive was assumed to retire at the normal retirement age. Because pension benefits are frozen, year-over-year changes in pension value are generally driven by changes in valuation assumptions as well as aging toward assumed retirement age. For 2019, the change in pension value for the applicable Named Executives was higher than 2018 primarily as a result of the decrease in the discount rate assumption from 4.10% to 2.89%.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  57

COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
(4)
Included in “All Other Compensation” for fiscal 2019 are Company benefit plan contributions and the incremental cost to Macy’s of the following perquisites made available to the Named Executives:

Name	Aircraft Usage(a) ($)	Car Programs(b) ($)	DCP Matching Contribution(c) ($)	401(k) Matching Contribution ($)	Other(d)	Total ($)
Gennette	68,847	8,367	15,200	9,800	0	102,214
Price	0	0	1,429	9,800	503,540	514,769
Garcia	0	0	11,143	9,800	0	20,943
Harper	0	0	36,236	9,800	0	46,036
Kirgan	0	0	49,298	9,800	0	59,098
Lawton	0	0	42,940	9,800	0	52,740

(a)
Mr. Gennette is the only Named Executive who is permitted to make personal use of company aircraft. The amount shown for aircraft usage is calculated based on the cost of fuel and other variable costs associated with the particular personal flights. Spouse and/or other guests may accompany Mr. Gennette on some flights. There are no additional incremental costs associated with their travel on those flights. Mr. Gennette is required to reimburse the Company to the extent that the calculated incremental costs associated with his personal usage of Company aircraft exceed $75,000 in the aggregate. For purposes of calculating the incremental costs associated with personal usage of Company aircraft:

•
Flights were deemed business or personal based on the purpose of the flight.

•
If a trip was deemed personal, ferry flights, if any, were included as personal.

•
If a trip included both business and personal destinations, we included as personal the excess, if any, of the aggregate expenses for the trip over the costs of flying to and from the originating airport to the business destination or destinations.

(b)
The amount shown reflects the costs relating to personal use by Mr. Gennette of a dedicated car and driver that the Company makes available to him for safety reasons pursuant to the recommendation of a third-party security study. The incremental cost calculation for personal use of the car and driver includes driver overtime, fuel, tolls, driver public transportation and rental car use, maintenance and other incidental costs incurred in connection with such personal use.

(c)
The amounts shown reflect Company matching contributions on salary and/or annual incentive awards deferred under the Company’s Deferred Compensation Plan (DCP). Such deferred amounts are matched in the same manner and at comparable rates as under the Company’s 401(k) Plan.

(d)
Includes amounts paid in relocation ($256,804) and tax gross ups ($246,736).

(5)
As previously reported in the Form 8-K filed February 4, 2020, Mr. Harper received a sign-on cash payment of  $500,000 payable upon appointment to Chief Operations Officer on January 29, 2020, subject to a 2-year repayment agreement.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
PLAN-BASED AWARDS
The following table sets forth certain information regarding the annual incentive plan and other equity awards granted during fiscal 2019 to each of the Named Executives.
2019 Grants of Plan-Based Awards
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gennette	Annual Incentive	n/a	552,500	2,210,000	4,420,000
	PRSUs	3/21/2019					181,023					4,409,720
	Stock Options	3/21/2019								564,202	24.03	2,899,998
Price	Annual Incentive	n/a	192,500	770,000	1,540,000
	PRSUs	3/21/2019					35,330					860,639
	Stock Options	3/21/2019								110,116	24.03	565,996
Garcia	Annual Incentive	n/a	140,625	562,500	1,125,000
	PRSUs	3/21/2019					29,962					729,874
	Stock Options	3/21/2019								93,385	24.03	479,999
Harper	Annual Incentive	n/a	135,938	543,750	1,087,500
	PRSUs	3/21/2019					24,968					608,220
	Stock Options	3/21/2019								38,910	24.03	199,997
	RSUs	3/21/2019							8,322			169,769
Kirgan	Annual Incentive	n/a	140,625	562,500	1,125,000
	PRSUs	3/21/2019					29,962					729,874
	Stock Options	3/21/2019								93,385	24.03	479,999
Lawton	Annual Incentive	n/a	312,500	1,250,000	2,500,000
	PRSUs	3/21/2019					99,875					2,432,955
	Stock Options	3/21/2019								311,284	24.03	1,600,000
(1)
The Named Executives are eligible for an annual cash incentive award under our Incentive Plan, which is deemed a “non-equity incentive plan” under SEC rules. The plan provides that the Named Executives are eligible for an annual incentive award only if EBIT is positive. EBIT is defined to exclude the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or infrequently occurring items, store closing costs, unplanned material tax law changes and/or assessments and the cumulative effect of tax or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable. Under the Incentive Plan, the maximum award a Named Executive may receive for fiscal 2019 is the Incentive Plan’s per-person maximum of  $7 million. The CMD Committee may exercise negative discretion to reduce the maximum awards based on the annual incentive award opportunity established for each Named Executive under the Incentive Plan. For a more detailed discussion of the Incentive Plan, see the “Annual Incentive” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation.”

(2)
The Named Executives received a grant of performance-based restricted stock units (PRSUs) on March 21, 2019. The PRSUs vest over a three-year performance period covering fiscal years 2019-2021. The number of PRSUs earned may range from 0% to 200% of the Target award opportunity based on performance against average Comparable Sales Growth, average ROIC and relative TSR objectives. PRSUs that are earned will be paid out as shares of Macy’s common stock. Dividends, if any, paid on the Company’s common stock will be credited to the Named Executives’ PRSU accounts as additional restricted stock units and will be paid out as shares of Macy’s common stock at the end of the three-year performance period to the extent the underlying PRSUs to which the dividends relate are earned. See the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation — Long-Term Equity Compensation” and the “Restricted Stock and Restricted Stock Units” discussion in the narrative below.

(3)
The numbers reflected in this column represent the number of stock options granted to the Named Executives in fiscal 2019.

(4)
Stock options were valued as of the grant date using the Black-Scholes option pricing model in accordance with ASC Topic 718, using the below assumptions.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  59

COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
3/21/19 Grant
Dividend yield:	6.28%
Expected volatility:	40.601%
Risk-free interest rate:	2.365%
Expected life:	5.45
Black-Scholes value:	$5.14

PRSUs were valued by using a weighted average grant date price for our common stock of approximately $24.36 per share, assuming the “target” number of units is earned. The weighted average grant date price was calculated as follows: (i) $24.03 per share for the portion of the grant subject to average Comparable Sales Growth and average ROIC performance metrics, by using the grant date closing price for the common stock, and (ii) $25.37 per share for the portion of the grant subject to a relative TSR metric, by using a Monte Carlo simulation analysis to estimate TSR ranking of the Company among a 14-company executive compensation peer group over the remaining performance period. Mr. Harper’s RSUs were valued using a discounted grant date closing price for the common stock of  $20.40 per share.
Stock Options. Prior to May 18, 2018, stock options were granted under the Amended and Restated 2009 Omnibus Incentive Compensation Plan (2009 Omnibus Plan), which was approved by Macy’s shareholders. After shareholders approved the 2018 Equity and Incentive Compensation Plan (2018 Equity Plan), stock options may no longer be granted under the 2009 Omnibus Plan.
Under the 2018 Equity Plan, the exercise price of stock options may not be less than the closing price of Macy’s common stock on the NYSE on the grant date. Stock options vest over time, typically in 25% installments on the first four anniversaries of the grant date, and have 10-year terms. Our plans do not provide for the granting of  “reload” options and prohibit the repricing of previously granted options.
In the event of an executive’s permanent and total disability, unvested stock options immediately vest and remain exercisable until the end of their term. Upon death, unvested stock options immediately vest and remain exercisable for three years or the end of their term, and at retirement, unvested stock options may continue to vest in accordance with their original vesting schedule and remain exercisable until the end of their term, in either case subject to the terms and conditions of the individual grant and satisfaction of certain age and years of service requirements.
Stock options granted in fiscal 2010 and beyond become immediately exercisable in full in the event of termination of employment by the Company without “cause” or by the optionee for “good reason” (as defined in the terms and conditions of the grant) within a specified period of time following a change in control.
Restricted Stock and Restricted Stock Units. The CMD Committee grants shares of restricted stock or restricted stock units, referred to as RSUs, from time to time for retention and performance reasons. RSUs represent the right to receive a payment upon or after vesting equal to the market value per share of Macy’s common stock as of the grant date, the vesting date or such other date as determined by the CMD Committee on the date the RSUs are granted. Since May 15, 2009, all restricted stock and RSUs were granted under the 2009 Omnibus Plan, and after May 18, 2018 are granted under the 2018 Equity Plan.
Restricted stock and RSU grants can be either time-based or performance-based. Restricted stock or RSUs will generally be forfeited if the executive’s employment ends prior to the vesting date. Time-based restricted stock and/or RSUs may vest 100% on the third anniversary of the grant date or in installments over a number of years following the first anniversary of the grant date, do not earn dividends and are subject to “double-trigger” vesting in the event of a change in control. Performance-based restricted stock or PRSUs are subject to forfeiture if performance criteria applicable to the shares or units are not satisfied or if the executive’s employment with the Company ends prior to the vesting date (with limited exceptions for involuntary termination without cause). Depending upon satisfaction of the performance criteria, shares and/or units may vest up to 100% on the first anniversary of the grant date or in installments over a number of years following the first anniversary of the grant date. Shares and/or units are forfeited to the extent performance criteria are not satisfied.

Fiscal 2018 Performance-Based RSU Grant
The PRSUs granted to the Named Executives in fiscal 2018 that are earned at the end of the three-year (fiscal 2018 – 2020) performance period are expected to be paid in shares of Macy’s common stock within 2 1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 150% of the target award, based upon our three-year performance relative to average Comparable Sales Growth, average ROIC and relative TSR goals. See the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation — Long-Term Equity Compensation.”

60  investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
Fiscal 2019 Performance-Based RSU Grant
The PRSUs granted to the Named Executives in fiscal 2019 that are earned at the end of the three-year (fiscal 2019 – 2021) performance period are expected to be paid in shares of Macy’s common stock within 2 1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 200% of the target award, based upon our three-year performance relative to average Comparable Sales Growth and Average ROIC and relative TSR goals. See the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation — Long Term Equity Compensation.”

General Terms of the Performance-Based RSU Grants
For purposes of PRSU grants, Comparable Sales Growth, EBITDA, ROIC and TSR are defined as follows:
•
Comparable Sales Growth represents the period-to-period percentage change in net owned plus licensed sales from stores in operation throughout the year presented and the immediately preceding year and all online sales, as externally reported. Stores impacted by a natural disaster or that undergo significant expansion or shrinkage remain in the comparable sales calculation unless the store is closed for a significant period of time.

•
ROIC is defined as EBITDAR divided by Total Average Gross Investment. EBITDAR is equal to the sum of EBITDA* plus net rent expense (rent expense as reported in our audited financial statements less the deferred rent amortization related to contributions received from landlords). Total Average Gross Investment is equal to the sum of gross property, plant and equipment, capitalized value of non-capitalized leases, working capital —  which includes receivables, merchandise inventories, prepaid expenses and other current assets — offset by merchandise accounts payable and accounts payable and accrued liabilities, and other assets (each as reported in our audited or unaudited financial statements).

*
EBITDA is defined as earnings before interest, taxes, depreciation and amortization, which is equal to the sum of operating income and depreciation and amortization as reported in our audited financial statements, adjusted to eliminate the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or infrequently occurring items, store closing costs, unplanned material tax law changes and/or assessments and the cumulative effect of tax or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable.

•
TSR is defined as the change in the value of our common stock over the three-year performance period, taking into account both stock price change and the reinvestment of dividends. The beginning and ending stock prices will be calculated based on a 20-day average stock price. Relative TSR is the percentile rank of our TSR compared to the TSR of our executive compensation peer group over the performance period.

Dividends, if any, paid on our common stock will be credited to the Named Executives’ PRSU accounts as additional units and will be paid out as shares of common stock only to the extent the underlying PRSUs are earned.
In the event of a change in control of the Company, the PRSUs will be converted to time-based RSUs vesting on the third anniversary of the grant date. If the change in control occurs prior to the 24-month anniversary of the start of the performance period, the conversion will be based on the target award opportunity. If the change in control occurs after such 24-month anniversary, the conversion will be based on performance through the date of the change in control. Unvested time-based restricted shares will vest if the Named Executive is terminated by the Company or the continuing entity without “cause” (as defined in our Change-in-Control Plan) or if the Named Executive voluntarily terminates employment for “good reason” (as defined in our Change-in-Control Plan) within the 24-month period following the change in control, or if the continuing entity does not assume or replace the awards.
Restrictive Covenants. Under our long-term incentive program, executives desiring to take advantage of retirement vesting or continued vesting following involuntary termination provisions in stock option and RSU award terms and conditions must comply with non-compete, non-solicitation and non-disclosure covenants. These provisions provide that awards may be forfeited if 1) within one year following retirement or involuntary termination, the Named Executive renders personal services to a competitor, 2) within two years following retirement or involuntary termination, the Named Executive solicits or entices an employee to resign from the Company, or 3) at any time following retirement or involuntary termination, the Named Executive discloses confidential information to a third party.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  61

COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
Outstanding Equity Awards
The following table sets forth certain information regarding the total number and aggregate value of options and units held by each of the Named Executives at February 1, 2020.
The dollar amount shown for units is calculated by multiplying the number of units by the closing price of Macy’s common stock ($15.95) on the last trading day of fiscal 2019.

2019 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gennette	3/23/2012	43,371	0	39.84	3/23/2022
	3/19/2013	43,621	0	41.67	3/19/2023
	3/28/2014	37,755	0	58.92	3/28/2024
	3/27/2015	51,973	0	63.65	3/27/2025
	3/23/2016	65,747	21,915	43.42	3/23/2026
	3/24/2017	198,473	198,473	28.17	3/24/2027
	4/6/2018	96,537	289,614	29.80	4/6/2028
	3/21/2019	0	564,202	24.03	3/21/2029
								145,973(2)	2,328,269
								181,023(3)	2,887,317
Price	7/9/2018	11,585	23,171	36.46	7/9/2028
	7/9/2018	12,100	36,300	36.46	7/9/2028
	3/21/2019	0	110,116	24.03	3/21/2029
								20,051(2)	319,813
								35,330(3)	563,514
	7/9/2018					6,400(4)	102,080
Garcia	9/20/2016	63,703	21,234	34.96	9/20/2026
	3/24/2017	36,641	36,641	28.17	3/24/2027
	4/6/2018	15,978	47,936	29.80	4/6/2028
	3/21/2019	0	93,385	24.03	3/21/2029
								24,161(2)	385,368
								29,962(3)	477,894

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Harper	3/23/2012	6,137	0	39.84	3/23/2022
	3/19/2013	12,345	0	41.67	3/19/2023
	3/28/2014	15,731	0	58.92	3/28/2024
	3/27/2015	15,399	0	63.65	3/27/2025
	3/23/2016	19,481	6,493	43.42	3/23/2026
	3/24/2017	24,427	24,427	28.17	3/24/2027
	3/23/2018	7,645	22,936	27.21	3/23/2028
	3/21/2019	0	38,910	24.03	3/21/2029
								22,050(2)	351,698
								24,968(3)	398,240
	3/23/2018					27,563(4)	439,630
	3/23/2018					5,513(4)	87,932
	3/21/2019					8,322(4)	132,736
Kirgan	11/13/2017	69,832	69,832	19.33	11/13/2027
	4/6/2018	15,978	47,936	29.80	4/6/2028
	3/21/2019	0	93,385	24.03	3/21/2029
								24,161(2)	385,368
								29,962(3)	477,894
Lawton
(1)
Options vest/vested as follows:

Grant Date	Vesting Schedule
3/23/2012	25% on each of 3/23/13, 3/23/14, 3/23/15 and 3/23/16
3/19/2013	25% on each of 3/19/14, 3/19/15, 3/19/16 and 3/19/17
3/28/2014	25% on each of 3/28/15, 3/28/16, 3/28/17 and 3/28/18
3/27/2015	25% on each of 3/27/16, 3/27/17, 3/27/18 and 3/27/19
3/23/2016	25% on each of 3/23/17, 3/23/18, 3/23/19 and 3/23/20
9/20/2016	25% on each of 9/20/17, 9/20/18, 9/20/19 and 9/20/20
3/24/2017	25% on each of 3/24/18, 3/24/19, 3/24/20 and 3/24/21
11/13/2017	25% on each of 11/13/18, 11/13/19, 11/13/20 and 11/13/21
3/23/2018	25% on each of 3/23/19, 3/23/20, 3/23/21 and 3/23/22
4/6/2018	25% on each of 4/6/19, 4/6/20, 4/6/21 and 4/6/22
7/9/2018	1/3 on each of 7/9/19, 7/9/20 and 7/9/21
7/9/2018	25% on each of 7/9/19, 7/9/20, 7/9/21 and 7/9/22
3/21/2019	25% on each of 3/21/20, 3/21/21, 3/21/22 and 3/21/23

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  63

COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
(2)
Target number of PRSUs that vest following conclusion of the three-year (fiscal 2018 — 2020) performance period, subject to satisfaction of performance criteria. See "Plan-Based Awards — Fiscal 2018 Performance-Based RSU Grant" and the "Performance-Based Restricted Stock Units" discussion in "Compensation Discussion & Analysis — Long-Term Equity Compensation."

(3)
Target number of PRSUs that vest following conclusion of the three-year (fiscal 2019 — 2021) performance period, subject to satisfaction of performance criteria. See "Plan-Based Awards — Fiscal 2019 Performance-Based RSU Grant" and the "Performance-Based Restricted Stock Units" discussion in "Compensation Discussion & Analysis — Long-Term Equity Compensation."

(4)
RSUs vest/vested as follows:

Grant Date	Vesting Schedule
3/23/2018	50% on each of 3/23/20 and 3/23/21
3/23/2018	25% on each of 3/23/19, 3/23/20, 3/23/21 and 3/23/22
7/9/2018	1/3 on each of 7/9/19, 7/9/20 and 7/9/21
3/21/2019	25% on each of the 3/21/20, 3/21/21, 3/21/22 and 3/21/23
The following table sets forth certain information regarding the value realized by each of the Named Executives during fiscal 2019 upon the exercise of stock options and the vesting of restricted stock units.
2019 Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Gennette	0	0	106,547	1,409,617
Price	0	0	3,199	67,915
Garcia	0	0	30,396	425,522
Harper	0	0	25,889	440,336
Kirgan	0	0	0	0
Lawton	0	0	54,722	842,172

(1)
The number of shares includes RSUs that vested on July 9, 2019 for Ms. Price, September 20, 2019 for Ms. Garcia, March 23, 2019 and June 6, 2019 for Mr. Harper and September 8, 2019 for Mr. Lawton and PRSUs that were earned as of the end of the fiscal 2017-2019 performance period, as follows:

	RSU	PRSU
Genette	0	106,547
Price	3,199	0
Garcia	10,726	19,670
Harper	12,776	13,113
Kirgan	0	0
Lawton	54,722	0
The Named Executives received the following shares of Macy’s common stock with respect to dividend equivalents accrued on the earned PRSUs during the three-year (fiscal 2017-2019) performance period: Mr. Gennette – 20,513 shares, Ms. Garcia – 3,783 shares and Mr. Harper – 2,519 shares.
(2)
The value of the stock awards are calculated based on the closing price on the date (i) the restrictions lapsed for RSUs or (ii) the related performance results were certified for PRSUs, and not as of the date the awards were granted.

64  investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
POST RETIREMENT COMPENSATION
Retirement Plans
Our Retirement Program consists of defined benefit plans and a defined contribution plan.
Defined Contribution Plan. The Retirement Program includes the Macy’s 401(k) Retirement Investment Plan (401(k) Plan), a defined contribution plan. As of January 1, 2020, approximately 103,942 active employees, including the Named Executives, participated in the 401(k) Plan. The 401(k) Plan permits executives to contribute up to 50% of eligible compensation each year (up to maximum amounts established from time to time by the Internal Revenue Code). We match participant contributions up to 1% of eligible compensation at 100%, and contributions from 2% to 6% of eligible compensation at 50%. A participant who contributes 6% of eligible compensation is therefore entitled to a matching contribution equal to 3.5%.
An executive may choose any of several investment funds for investment of the executive’s balances, and may change those elections daily. Benefits may be paid out at termination of employment. Executives may borrow portions of their investment balances while employed. Company contributions to the Named Executives under the 401(k) Plan are reported in the “All Other Compensation” column of the 2019 Summary Compensation Table.
Prior to adoption of the 401(k) Plan, we provided retirement benefits to employees through defined contribution profit sharing plans. An employee’s accumulated retirement profit sharing interests in the profit sharing plans (Prior Plan Credits) which accrued prior to adoption of the 401(k) Plan continue to be maintained and invested as a part of the 401(k) Plan until retirement, at which time they are distributed.
Defined Benefit Plans. Through fiscal 2013, we provided the Macy’s, Inc. Cash Account Pension Plan (a cash balance plan referred to as CAPP) and the Macy’s, Inc. Supplementary Executive Retirement Plan (SERP), two defined benefit plans covering certain Named Executives. No Named Executive currently accrues a benefit under the CAPP or the SERP because we discontinued future pension service credits in those plans effective as of December 31, 2013. Benefits previously accrued are payable following termination of employment, subject to the terms of the applicable plan. CAPP benefits earned through December 31, 2013 will be held in a trust on behalf of participants and interest credits will continue to be allocated to participants. For the SERP, we determined a gross monthly benefit (payable at age 65) for each participant as of December 31, 2013 (January 31, 2014 with respect to the May Supplementary Retirement component of the SERP).
The following table shows the actuarial present value of each of the Named Executive’s accumulated benefit under the CAPP and the SERP. We determined the present value using the same assumptions used for financial reporting purposes — a unit credit cost method, a PBO effective discount interest rate of 2.83% for the CAPP and 2.89% for the SERP, and a normal retirement age of 65 (as defined by the plans).

2019 Pension Benefits
Name	Plan Name	Number of Years Credit Service(1) (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Gennette	CAPP	30	527,505	0
	SERP	30	5,335,443	0
Price	CAPP	0	0	0
	SERP	0	0	0
Garcia	CAPP	0	0	0
	SERP	0	0	0
Harper	CAPP	28	861,257	0
	SERP	28	4,744,269	0
Kirgan	CAPP	0	0	0
	SERP	0	0	0
Lawton	CAPP	0	0	0
	SERP	0	0	0
(1)
The SERP uses a maximum of 30 years of service for calculating SERP benefits (25 years for the May Supplementary Retirement component of the SERP). The number of years of credited service shown for the CAPP is as of December 31, 2013, the date participants ceased accruing additional service credits.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
CAPP. As of January 1, 2020, approximately 33,700 active employees, including certain Named Executives, participated in the CAPP. Under the CAPP, a participant retiring at a normal retirement age is eligible to receive the amount credited to his or her pension account or monthly benefit payments determined actuarially based on the amount credited to his or her pension account. Amounts credited to a participant’s account consist of:
•
an opening cash balance for participants in the plan at December 31, 1996, equal to the lump sum present value, using stated actuarial assumptions, of the participant’s accrued normal retirement benefit earned at December 31, 1996, under the applicable predecessor pension plan;

•
pay credits (credited annually, a percentage of eligible compensation generally based on length of service); and

•
interest credits (credited quarterly, based on the 30-Year Treasury Bond rate for the November prior to each calendar year, with a guaranteed minimum rate of 5.0% annually).

In addition, if a participant had attained age 55 and completed 10 or more years of vesting service by December 31, 2001, the pension benefit payable in an annuity form, other than a single life annuity, will not be less than that which would have been payable from the predecessor pension plan under which such participant was covered on December 31, 1996 had that predecessor plan continued.
Approximately 8,990 of these active employees participate in the May Retirement Plan component of the CAPP. These participants have their accrued benefit determined under a “career average” pension formula.
SERP. All benefits under the SERP are payable out of our general corporate assets. The SERP provides retirement benefits to eligible executives based on all eligible compensation, including compensation in excess of Internal Revenue Code maximums, as well as on amounts deferred under our Executive Deferred Compensation Plan, in each case employing a formula based on the participant’s years of vesting service and final average compensation, taking into consideration the participant’s balance in the CAPP, Prior Plan Credits and Social Security benefits.
As of January 1, 2020, approximately 90 executives were eligible to receive benefits under the SERP. Approximately 12 of these executives participate in the May Retirement Plan component of the CAPP and have their supplementary retirement benefit determined under a different formula that uses different offsets.
We have reserved the right to suspend or terminate supplemental payments as to any category of employee or former employee, or to modify or terminate any other element of the Retirement Program, in accordance with applicable law.

Nonqualified Deferred Compensation Plans
Through fiscal 2013, we provided the opportunity for executives to defer compensation through the Executive Deferred Compensation Plan (EDCP). Under the EDCP, eligible executives could elect to defer a portion of their compensation each year as either stock credits or cash credits. Stock credit accounts reflect common stock equivalents and dividend equivalents. Common stock equivalents are the number of full shares of Macy’s common stock for each calendar quarter that could be purchased based on the dollars deferred. Dividend equivalents are determined by multiplying the dividends payable on a share of common stock during such calendar quarter by the number of stock equivalents in the participant’s stock credit account at the beginning of each quarter, less the number of shares distributable or withdrawn during such quarter. Total value of the stock credits is determined at the end of each quarter based on the closing price of our common stock as of the last day of the quarter. Cash credit accounts reflect dollars deferred plus interest equivalents determined by applying to 100% of such participant’s cash credits at the beginning of each quarter, less amounts distributable or withdrawn during such quarter, an interest rate equal to one quarter of the interest rate payable on U.S. five-year Treasury Notes as of the last day of each quarter. Deferred compensation distributions generally begin in the fiscal year following the fiscal year in which termination of employment occurs.
On January 1, 2014 we introduced the Macy’s, Inc. Deferred Compensation Plan (DCP), a new non-qualified deferred compensation plan with features similar to the 401(k) Plan. The DCP replaced the EDCP. Amounts that participants deferred under the EDCP continue to earn dividend and/or interest equivalents, but participants may no longer defer compensation under that plan.
Eligible participants in the DCP may defer compensation earned in excess of IRS compensation limits and select from among several reference investment funds where deferred compensation may be invested. We will match deferrals at a rate similar to the 401(k) Plan. Accounts will be credited with earnings (losses) based on the performance of the applicable reference investment funds selected by the participants.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2019
2019 Nonqualified Deferred Compensation
Name	Plan Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
Gennette	EDCP	0	0	-6,880	0	31,441
	DCP	0	15,200	22,495	0	175,987
Price	EDCP	0	0	0	0	0
	DCP	0	1,429	0	0	0
Garcia	EDCP	0	0	0	0	0
	DCP	5,000	11,143	17,771	0	73,138
Harper	EDCP	0	0	0	0	0
	DCP	50,750	36,236	69,006	0	402,943
Kirgan	EDCP	0	0	0	0	0
	DCP	658,825	49,298	43,759	0	0
Lawton	EDCP	0	0	0	0	0
	DCP	51,250	42,940	6,870	0	5,091
(1)
The amounts in this column associated with the DCP are reported as compensation for fiscal 2019 in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the 2019 Summary Compensation Table.

(2)
The amounts in this column associated with the DCP represent Company matching contributions and are included in the 2019 Summary Compensation Table under the “All Other Compensation” column for fiscal 2019. These amounts will be credited to the participants’ accounts in fiscal 2020.

(3)
The amounts in this column represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. These amounts are not included in the 2019 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.

(4)
A portion of the compensation deferred by Mr. Gennette under the EDCP is deferred as stock credits and a portion is deferred as cash credits. The portion of the aggregate balance that is attributable to his contributions under the EDCP was deferred in years prior to those reported in the 2019 Summary Compensation Table.

The aggregate balance reflected in this column attributable to the DCP for each of the Named Executives with the exception of amounts reflected in the “Executive Contributions in last FY”, “Registrant Contributions in last FY”, and “Aggregate Earnings in last FY” columns, if any, have been reported in the Company’s Summary Compensation Table for prior years.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  67

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Termination Payments under Senior Executive Severance Plan
Senior Executive Severance Plan. Effective April 1, 2018, we adopted the Senior Executive Severance Plan (SESP) and transitioned the Named Executives and other senior executives to the SESP. The SESP replaced the Executive Severance Plan (ESP). To participate in the SESP, a Named Executive or other eligible senior executive must execute a noncompetition, nonsolicitation and trade secrets and confidential information agreement. Pursuant to the noncompetition, nonsolicitation and trade secrets and confidential information agreement, the executive agrees, among other things, not to engage in specified activities in competition with the Company following termination of employment. The non-competition period extends for a period of one year if the executive voluntarily terminates employment or is involuntarily terminated by the Company for cause (as defined in the SESP). Under the SESP, Mr. Gennette’s severance payment is equal to 36 months of base salary and non-competition period is two years, and the other Named Executives are entitled to a 24 months base salary severance payment with a one-year non-competition period that is not waivable and applies regardless of the reason for termination. In the event of involuntary termination not for cause, severance benefits also include a lump sum payment equal to 12 times the employer portion of monthly health care premiums and continued vesting of equity during the non-competition time period.

Termination Payments under Change-in-Control Plan
In 2009, we adopted a Change-in-Control Plan (CIC Plan) covering, among other participants, each of the Named Executives.
Under the CIC Plan, each of the Named Executives could be entitled to certain severance benefits following a change in control of Macy’s. If, within the two years following a change in control, the Named Executive is terminated for any reason, other than death, permanent and total disability or for cause, or if the Named Executive terminates his or her employment for “good reason,” then the Named Executive is entitled to:
•
a cash severance payment (generally paid in the form of a lump sum) equal to two times the sum of:

•
his or her base pay (at the higher of the rate in effect at the change in control or at termination) and

•
the average annual incentive award (if any) received for the three full fiscal years preceding the change in control

•
a lump sum payment of an annual incentive award for the year of termination, at target, prorated to the date of termination (this feature applies to all executives in the Incentive Plan)

•
release of any restrictions on restricted stock or restricted stock units, including performance-based awards

•
acceleration of any unvested stock options

•
a lump sum payment of all deferred compensation (this feature applies to all participants in the deferred compensation plans)

•
payment of all retirement, supplementary retirement and 401(k) benefits upon termination or retirement in accordance with any previously selected distribution schedule (this feature applies to all participants in the retirement, supplementary retirement and 401(k) plans), and
•
a retiree discount for life if at least 55 years of age with 15 years of vesting service at termination (this feature applies generally to all associates).

If the Named Executive does not engage in specified activities in competition with the Company during the first year following termination, he or she is entitled to an additional “non-competition” severance benefit at the end of the one-year period in a lump sum payment equal to one times (i) his or her base pay (at the higher of the rate in effect at the change in control or at termination), and (ii) the average annual incentive award (if any) received for the three full fiscal years preceding the change in control.
All the above severance benefits would be paid to the executive in accordance with, and at times permitted by, Section 409A of the Internal Revenue Code.
A “change in control” occurs in any of the following events:
•
a person becomes the beneficial owner of securities representing 30% or more of our combined voting power

•
individuals who, on the effective date of the CIC Plan, constitute our directors or whose election as a director after the effective date was approved by at least two-thirds of the directors as of the effective date cease for any reason to constitute at least a majority of the Board

•
consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all our assets and, as a result of or immediately following such merger, consolidation, reorganization, sale or transfer, less than a majority

68  investors.macysinc.com

of the voting power of the other corporation immediately after the transaction is held in the aggregate by the holders of the voting stock of Macy’s immediately prior to the transaction, or
•
shareholders approve a complete liquidation or dissolution of the Company

“Good reason” under the CIC Plan means:
•
a material diminution in the executive’s base compensation

•
a material diminution in the executive’s authority, duties or responsibilities

•
a material change in the geographic location at which the executive must perform services to the Company, or

•
any other action or inaction that constitutes a material breach by the Company of an agreement under which the executive provides services

The cash severance benefit payable under the CIC Plan is reduced by all amounts actually paid by the Company to the executive pursuant to any other employment or severance agreement or plan to which the executive and Macy’s are parties or in which the executive is a participant. In addition, the severance benefits under the CIC Plan are subject to reduction in certain circumstances if the excise tax imposed under 280G of the Internal Revenue Code would reduce the net after-tax amount received by the executive.
The following tables summarize the amounts payable to the Named Executives upon termination under certain circumstances, assuming that: 1) the executive’s employment terminated February 1, 2020, 2) the executive’s salary continues as it existed at February 1, 2020, 3) the CIC Plan applies and 4) the stock price for our common stock is $15.95 per share (the closing price for Macy’s stock on January 31, 2020, the last business day of fiscal 2019).

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  69

Payments and Benefits upon Termination as of the End of Fiscal 2019 ($)
Gennette	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (3x)	0	3,900,000	0	0	0	0
12 month health care coverage (lump sum)	0	12,973	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	2,600,000	0	0
3-Year Average Bonus (2x)	0	0	0	5,069,400	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	1,300,000	0	0
3-year Average Bonus (1x)	0	0	0	2,534,700	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	0	0	0
Vesting of Performance Based RSUs:
2018 – 2020 LTI Plan	0	2,328,269	0	2,328,269	1,552,180	1,552,180
2019 – 2021 LTI Plan	0	2,887,317	0	2,887,317	962,439	962,439
Total of severance and accelerated benefits:	0	9,128,559	0	16,719,686	2,514,619	2,514,619
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2019 annual incentive)	0	919,800	0	919,800	919,800	919,800
Vested CAPP benefit	454,434	454,434	454,434	454,434	454,434	454,434
Vested 401(k) Plan balance	911,684	911,684	911,684	911,684	911,684	911,684
Vested SERP benefit	5,515,021	5,515,021	5,515,021	5,515,021	5,515,021	5,515,021
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	213,357	213,357	213,357	213,357	213,357	213,357
Total of previously vested equity and benefits:	7,094,496	8,014,296	7,094,496	8,014,296	8,014,296	8,014,296
Full “Walk-Away” Value:	7,094,496	17,142,855	7,094,496	24,733,982	10,528,915	10,528,915

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Price	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,540,000	0	0	0	0
12 month health care coverage (lump sum)	0	12,973	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,540,000	0	0
Target Bonus (2x)	0	0	0	1,540,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	770,000	0	0
Target Bonus (1x)	0	0	0	770,000	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	34,027	0	102,080	102,080	102,080
Vesting of Performance Based RSUs:
2018 – 2020 LTI Plan	0	319,813	0	319,813	168,790	168,790
2019 – 2021 LTI Plan	0	375,676	0	563,514	187,838	187,838
Total of severance and accelerated benefits:	0	2,282,489	0	5,605,407	458,708	458,708
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2019 annual incentive)	0	320,500	0	320,500	320,500	320,500
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	35,666	35,666	35,666	35,666	35,666	35,666
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	0	0	0	0	0	0
Total of previously vested equity and benefits:	35,666	356,166	35,666	356,166	356,166	356,166
Full “Walk-Away” Value:	35,666	2,638,655	35,666	5,961,573	814,874	814,874

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  71

Garcia	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,500,000	0	0	0	0
12 month health care coverage (lump sum)	0	12,973	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,500,000	0	0
3-Year Average Bonus (2x)	0	0	0	1,293,067	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	750,000	0	0
3-Year Average Bonus (1x)	0	0	0	646,533	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	0	0	0
Vesting of Performance Based RSUs:
2018 – 2020 LTI Plan	0	385,368	0	385,368	256,912	256,912
2019 – 2021 LTI Plan	0	318,596	0	477,894	159,298	159,298
Total of severance and accelerated benefits:	0	2,216,937	0	5,052,862	416,210	416,210
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2019 annual incentive)	0	234,100	0	234,100	234,100	234,100
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	106,928	106,928	106,928	106,928	106,928	106,928
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	139,160	139,160	139,160	139,160	139,160	139,160
Total of previously vested equity and benefits:	246,088	480,188	246,088	480,188	480,188	480,188
Full “Walk-Away” Value:	246,088	2,697,125	246,088	5,533,050	896,398	896,398

72  investors.macysinc.com

Harper	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,450,000	0	0	0	0
12 month health care coverage (lump sum)	0	9,724	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,450,000	0	0
3-Year Average Bonus (2x)	0	0	0	693,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	725,000	0	0
3-Year Average Bonus (1x)	0	0	0	346,500	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	660,298	660,298	660,298
Vesting of Performance Based RSUs:
2018 – 2020 LTI Plan	0	351,698	0	351,698	234,465	234,465
2019 – 2021 LTI Plan	0	265,493	0	398,240	132,747	132,747
Total of severance and accelerated benefits:	0	1,811,421	0	4,624,735	1,027,510	1,027,510
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2019 annual incentive)	0	239,200	0	239,200	239,200	239,200
Vested CAPP benefit	793,094	793,094	793,094	793,094	793,094	793,094
Vested 401(k) Plan balance	1,078,880	1,078,880	1,078,880	1,078,880	1,078,880	1,078,880
Vested SERP benefit	4,418,708	4,418,708	4,418,708	4,418,708	4,418,708	4,418,708
Post-retirement medical/life benefits	1,484,010	1,484,010	1,484,010	1,484,010	1,484,010	1,484,010
Deferred compensation balance previously vested	561,909	561,909	561,909	561,909	561,909	561,909
Total of previously vested equity and benefits:	8,336,601	8,575,801	8,336,601	8,575,801	8,575,801	8,575,801
Full “Walk-Away” Value:	8,336,601	10,387,222	8,336,601	13,200,536	9,603,311	9,603,311

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  73

Kirgan	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,500,000	0	0	0	0
12 month health care coverage (lump sum)	0	12,973	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,500,000	0	0
Target Bonus (2x)	0	0	0	1,125,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	750,000	0	0
Target Bonus (1x)	0	0	0	562,500	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	0	0	0
Vesting of Performance Based RSUs:
2018 – 2020 LTI Plan	0	385,368	0	385,368	256,912	256,912
2019 – 2021 LTI Plan	0	318,596	0	477,894	159,298	159,298
Total of severance and accelerated benefits:	0	2,216,937	0	4,800,762	416,210	416,210
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2019 annual incentive)	0	234,100	0	234,100	234,100	234,100
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	49,850	49,850	49,850	49,850	49,850	49,850
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	702,584	702,584	702,584	702,584	702,584	702,584
Total of previously vested equity and benefits:	752,434	986,534	752,434	986,534	986,534	986,534
Full “Walk-Away” Value:	752,434	3,203,471	752,434	5,787,296	1,402,744	1,402,744

74  investors.macysinc.com

Lawton	Voluntary
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0
12 month health care coverage (lump sum)	0
Cash severance benefit:
Salary (2x)	0
Target Bonus (2x)	0
Non-Compete Pay Following CIC:
Salary (1x)	0
Target Bonus (1x)	0
Equity based incentive awards
Vesting of unvested stock options	0
Vesting of Time Based RSUs	0
Vesting of Performance Based RSUs:
2018 – 2020 LTI Plan	0
2019 – 2021 LTI Plan	0
Total of severance and accelerated benefits:	0
Previous vested equity and benefits
Previously vested stock options	0
Non-equity based incentive award (2019 annual incentive)	0
Vested CAPP benefit	0
Vested 401(k) Plan balance	51,534
Vested SERP benefit	0
Post-retirement medical/life benefits	0
Deferred compensation balance previously vested	63,211
Total of previously vested equity and benefits:	114,745
Full “Walk-Away” Value:	114,745

CEO Pay Ratio
Our CEO had annual total earned compensation for fiscal 2019 of $10,308,820. The median annual total compensation of all our employees other than our CEO for fiscal 2019 was $22,353. Based on this information, we estimate that the ratio of our CEO’s annual total earned compensation to that of our median employee for fiscal 2019 was 461 to 1.
We calculated annual total compensation of the median employee and our CEO in the same manner as for our Named Executives in the 2019 Summary Compensation Table.
As permitted by SEC rules, we used an employee with the same compensation as the median employee identified last year in our pay ratio calculation this year because we believe there has been no change in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure.
Last year, we identified the median employee using 2018 Form W-2 compensation (or gross wage amount for employees with no Form W-2) for individuals employed by us on February 2, 2019, the last day of our fiscal year, whether employed on a full-time, part-time, seasonal or temporary basis. We annualized the compensation of full-time and part-time employees employed for less than the full fiscal year based on the amount of Form W-2 compensation (or gross wages if no W-2) annualized proportionally based on days active, but did not make full-time equivalent adjustments.
In identifying the median employee last year, we excluded all employees located outside the United States (a “non-U.S. employee”) under the de minimis exemption of the pay ratio rule which permits exclusion if a company’s non-U.S. employees account for 5% or less of total employees. The jurisdictions and approximate number of employees excluded were Hong Kong (94), India (43), Italy (6), Korea (38), Singapore (31), and Taiwan (57). As of February 2, 2019, we had 142,950 employees, comprised of 142,681 U.S. employees and 269 non-U.S. employees.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  75

Of our 142,681 U.S. employees 66,190, or 46%, were part-time or seasonal employees, and were included in the group used to identify the median employee. Like other large retailers, a sizable portion of our workforce is employed on a part-time or seasonal basis.
SEC rules allow companies to use various methodologies, estimates and assumptions in identifying the median employee and calculating annual total compensation. As a result, our pay ratio may not be comparable to the CEO pay ratios reported by other companies.

76  investors.macysinc.com

STOCK OWNERSHIP

Certain Beneficial Owners
The following table sets forth information as to the beneficial ownership of each person known to Macy’s to own more than 5% of Macy’s outstanding common stock as of
March 19, 2020 based on ownership reports filed by such persons with the SEC prior to that date.

Name and Address	Date of Most Recent Schedule 13G Filing	Number of Shares	Percent of Class*
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	February 12, 2020	34,581,610	11.17%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	February 5, 2020	28,870,763	9.32%
Yacktman Asset Management LP(3) 6300 Bridgepoint Parkway Building One, Suite 500 Austin, TX 78730	February 6, 2020	24,445,989	7.89%
American International Group, Inc.(4) 175 Water Street New York, NY 10038	February 14, 2020	18,910,959	6.1%
*
Based on 309,670,337 shares of Macy’s common stock outstanding as of March 19, 2020.

(1)
Based on a Schedule 13G/A filed with the SEC by The Vanguard Group (Vanguard) on February 12, 2020. The Schedule 13G/A reports that, as of December 31, 2019, Vanguard had sole voting power over 396,630 shares, shared voting power over 67,461 shares, sole dispositive power over 34,159,419 shares and shared dispositive power over 422,191 shares of Macy’s common stock. The Schedule 13G/A also reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 349,968 of the shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 114,123 of the shares as a result of its serving as investment manager of Australian investment offerings.

(2)
Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (Blackrock) on February 5, 2020. The Schedule 13G/A reports that, as of December 31, 2019, BlackRock had sole voting power over 26,208,870 shares and sole dispositive power over 28,870,763 shares of Macy’s common stock.

(3)
Based on a Schedule 13G filed with the SEC by Yacktman Asset Management LP (Yacktman) on February 6, 2020. The Schedule 13G reports that, as of December 31, 2019, Yacktman had sole voting power and sole dispositive power over 24,445,989 shares of Macy’s common stock.

(4)
Based on a Schedule 13G filed with the SEC on February 14, 2020 jointly by American International Group, Inc., SAFG Retirement Services, Inc., AIG Life Holdings, Inc., AGC Life Insurance Company, American General Life Insurance Company, SunAmerica Asset Management, LLC and The Variable Annuity Life Insurance Company. The Schedule 13G reports that, as of December 31, 2019, American International Group, Inc., SAFG Retirement Services, Inc., AIG Life Holdings, Inc. and AGC Life Insurance Company have shared voting and dispositive power with respect to 18,910,959 shares, American General Life Insurance Company and SunAmerica Asset Management, LLC have shared voting and dispositive power with respect to 18,008,198 shares and The Variable Annuity Life Insurance Company has shared voting and dispositive power with respect to 902,761 shares of Macy’s common stock.

Stock Ownership of Directors and Executive Officers
The following table sets forth the shares of Macy’s common stock beneficially owned (or deemed to be beneficially owned pursuant to SEC rules), as of March 19, 2020 by each director who is not an employee of Macy’s, by each executive named in the 2019 Summary Compensation Table, and by our directors and executive officers as a group. The business address of each of the individuals named in the table is 151 West 34th Street, New York, New York 10001.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  77

STOCK OWNERSHIP
	Number of Shares
Name	(1)	(2)	Percent of Class(3)
David P. Abney	0	0	*
Francis S. Blake	10,000	0	*
Torrence N. Boone	0	0	*
John A. Bryant	9,825	0	*
Deirdre P. Connelly	10,842	0	*
Leslie D. Hale	0	0	*
William H. Lenehan	11,214	0	*
Sara Levinson	0	0	*
Joyce M. Roché	4,647	0	*
Paul C. Varga	850	0	*
Marna C. Whittington	44,834	0	*
Jeff Gennette	1,069,224	896,219	*
Paula A. Price	53,255	51,215	*
Elisa D. Garcia	200,569	173,970	*
John T. Harper	158,233	136,463	*
Danielle L. Kirgan	125,317	125,317	*
Harry A. Lawton, III	0	0	*
All Directors and Executive Officers as a group (18 individuals)	1,790,364	1,473,898	*
*
Less than 1%.

(1)
Aggregate number of shares of Macy’s common stock currently held or which may be acquired within 60 days after March 19, 2020 through the exercise of options or the vesting of restricted stock units granted under the 2018 Equity Plan or the 2009 Omnibus Plan.

(2)
Number of shares of Macy’s common stock which may be acquired within 60 days after March 19, 2020 through the exercise of options or the vesting of restricted stock units granted under the 2018 Equity Plan and the 2009 Omnibus Plan.

(3)
Based on 309,670,337 shares of Macy’s common stock outstanding as of March 19, 2020.

The foregoing table does not reflect stock credits issued under the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan. The Executive Deferred Compensation Plan has not been approved by shareholders. Pursuant to the Executive Deferred Compensation Plan and the Director Deferred Compensation Plan, eligible executives and Non-Employee Directors, respectively, may elect to receive a portion of their cash compensation in the form of stock credits. Each stock credit entitles the holder to receive one share of Macy’s common stock upon termination of employment or service with Macy’s. Payments include dividend equivalents on the stock credits.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table presents certain aggregate information, as of February 1, 2020, with respect to the 2018 Equity Plan and the 2009 Omnibus Plan (included on the line captioned “Equity compensation plans approved by security holders”).
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights(a) (thousands)	Weighted average exercise price of outstanding options, warrants and rights ($)(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c) (thousands)
Equity compensation plans approved by security holders	18,512	39.77	16,848
Equity compensation plans not approved by security holders	0	0	0
Total	18,512	39.77	16,848

78  investors.macysinc.com

POLICY ON RELATED PERSON TRANSACTIONS

The Board of Directors has adopted a written policy for approval of transactions in which 1) Macy’s was or is to be a participant, 2) the amount involved exceeds $120,000 and 3) any director, director nominee, executive officer or 5% or greater shareholder (or any immediate family member of the foregoing persons) has a direct or indirect material interest (Related Person Transaction). This policy is available on our website at www.macysinc.com/investors/
corporate-governance/governance-documents.
The policy includes a list of categories of transactions identified by the Board as having no significant potential for actual or apparent conflict of interest or improper benefit that are not subject to review by the NCG Committee, such as ordinary course transactions with other entities and charitable contributions not exceeding certain dollar thresholds.
Pursuant to the policy, executive officers, directors, director nominees, and 5% shareholders are required to notify the Company’s general counsel or his/her designee as soon as reasonably practicable about any plan or proposal to engage in or continue any transaction that could be a Related Person Transaction, whether or not the individual believes that his or her interest in the transaction is material. In addition, directors and executive officers annually complete a Directors’ and Officers’ Questionnaire designed to identify Related Person Transactions and conflicts of interest. We also inquire about the nature and extent of business we conduct with companies for whom these individuals serve as directors or executive officers. See “Further Information Concerning the Board of Directors — Director Independence.” Our general counsel reviews any identified transactions. If determined that the director or executive officer has a direct or indirect material interest in a transaction, our general counsel brings the matter to the attention of the NCG Committee for further review. Based on records available to us, there were no Related Person Transactions in fiscal 2019.
Our Non-Employee Director Code of Business Conduct and Ethics and our Code of Conduct require all employees, including our officers and Non-Employee Directors, to avoid situations that may impact their ability to carry out their duties in an independent and objective fashion, including by having a financial interest in suppliers. Circumstances that may compromise their ability to perform independently must be disclosed to the chief legal officer or in the case of the Named Executives and the Non-Employee Directors, to the chair of the NCG Committee.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  79

ANNUAL MEETING AND VOTING INFORMATION

VIRTUAL ANNUAL MEETING
Why the Annual Meeting is Being Webcast. The annual meeting is being held on a virtual-only basis to enable participation by a broader number of shareholders, particularly in view of increasing travel and group event restrictions relating to the spread of COVID-19. We believe that hosting a virtual meeting under the current environment will facilitate shareholder attendance and participation by enabling shareholders to participate from any location around the world and improves our ability to communicate more effectively with our shareholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.
How to Access the Audio Webcast. The live audio webcast of the annual meeting will begin promptly at 11:00 a.m., Eastern Time, on Friday, May 15, 2020. Online access to the audio webcast will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system.
To attend the virtual annual meeting, log in at www.virtualshareholdermeeting.com/m2020. You will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction form you received in the mail. If you do not have a control number, please contact your bank, broker or other nominee as soon as possible so you can be provided with a control number and gain access to the meeting.
How to Participate and Ask Questions at the Annual Meeting. To submit a question at the annual meeting, you will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction form you received in the mail. You may log in 15 minutes before the start of the annual meeting and submit questions online. You also will be able to submit questions during the annual meeting. All appropriate questions asked during the annual meeting will be read and addressed during the meeting.
If You Have Technical or Other “IT” Problems. We have provided a toll-free technical support “help line” that can be accessed by any shareholder who is having challenges logging into or participating in the virtual annual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support line number that will be posted on the Virtual Shareholder Meeting login page.

RECORD DATE
The record date for the annual meeting is March 19, 2020. If you were a shareholder of record of Macy’s common stock at the close of business on the record date, you are entitled to one vote for each share owned on each matter listed in the notice of meeting. As of the record date, 309,670,337 shares of Macy’s common stock were outstanding, excluding shares held in treasury.

CONFIDENTIAL SHAREHOLDER VOTING POLICY
Our Board has adopted a policy under which all voting materials that identify the votes of specific shareholders will be kept confidential and will not be disclosed to our officers, directors, employees or third parties except in the following circumstances:
•
if required by law;

•
to persons engaged in receiving, counting, tabulating or solicitating proxies who have agreed to maintain shareholder confidentiality as provided in the policy;

•
in instances shareholders write comments on their proxy cards or otherwise consent to disclosure of their vote to Macy’s management;

•
in a proxy contest or a solicitation of proxies in opposition to the voting recommendations of the Board of Directors;

•
in respect of a shareholder proposal that the NCG Committee, after allowing the proponent an opportunity to present its views, determines is not in the best interests of Macy’s and its shareholders; and

•
if representatives of Macy’s determine in good faith that a bona fide dispute exists as to the authenticity or tabulation of voting materials.

The policy will apply to the annual meeting.

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ANNUAL MEETING AND VOTING INFORMATION
QUORUM
Under our By-Laws, a majority of the shares of common stock issued and outstanding and entitled to vote must be present in person (virtually) or by proxy to transact business at the annual meeting. Abstentions and shares represented by “broker non-votes,” as described below, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If there is not a quorum, we may adjourn the meeting to a subsequent date, until a quorum is present.

VOTE REQUIRED FOR EACH PROPOSAL AND BOARD RECOMMENDATION
Voting Item	Voting Standard	Treatment of Abstentions and Broker Non-Votes	Board Recommendations
Election of directors	Majority of votes cast	Not counted as votes cast and therefore no effect	✔ FOR each nominee
Ratification of the appointment of KPMG LLP	Majority of votes cast	Abstentions not counted as votes cast and therefore no effect; broker discretionary voting allowed	✔ FOR
Approval of named executive officer compensation	Majority of votes cast	Not counted as votes cast and therefore no effect	✔ FOR
All shares of our common stock represented at the annual meeting by proxies properly submitted prior to or at the meeting will be voted in accordance with the instructions on the proxies, unless such proxies previously have been revoked. If no instructions are indicated, the shares will be voted in accordance with the Board’s recommendation.

MAJORITY VOTE STANDARD FOR DIRECTOR ELECTION
Any incumbent nominee for director who receives a greater number of votes cast “against” than votes cast “for” will continue to serve on the Board as a holdover director pursuant to Delaware law, but, pursuant to our director resignation policy, must tender his or her resignation for consideration by the NCG Committee. The NCG Committee will promptly consider the resignation and recommend to the Board the action to be taken. The Board will publicly disclose its decision within 90 days after certification of the election results. Any director who tenders his or her resignation pursuant to this policy will not participate in the NCG Committee’s recommendation or the Board’s consideration regarding whether to accept the tendered resignation.

BROKER NON-VOTES
“Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the meeting, but the beneficial owner has not instructed the broker, bank or nominee how to vote the shares on a particular proposal, and the broker, bank or nominee does not have discretionary voting power on the proposal.

METHODS OF VOTING YOUR PROXY
Registered Shareholders. You may vote during the virtual annual meeting at www.virtualshareholdermeeting.com/m2020 or prior to the annual meeting by proxy. We recommend that you vote by proxy even if you plan to attend the virtual annual meeting. You have several options for voting prior to or during the annual meeting:

Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ m2020 by telephone 24/7 at 1 (800) 690-6903

over the Internet 24/7 at www.proxyvote.com

by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

by scanning the QR code with your mobile device

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  81

ANNUAL MEETING AND VOTING INFORMATION
Voting Shares Held in Street Name. A number of banks and brokerage firms participate in a program that permits shareholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from your bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. Votes directed over the Internet or by telephone through such a program must be received by 11:59 p.m., Eastern Time, on Thursday, May 14, 2020. Requesting a proxy prior to the above deadline will automatically cancel any voting directions previously given over the Internet or by telephone with respect to your shares.
Directing the voting of your shares will not affect your right to vote online during the annual meeting if you decide to attend the meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the meeting. Without your instructions, your broker or brokerage firm is permitted to use its discretion and vote your shares on certain routine matters (such as Item 2) but is not permitted to use discretion and vote your uninstructed shares on non-routine matters (such as Items 1 and 3 ). Therefore, we encourage you to give voting instructions to your broker or brokerage firm on all matters being considered at the meeting.
Voting Shares Held in 401(k) Plan. If you participate in our 401(k) Retirement Investment Plan, you will receive a voting instruction card for the Macy’s common stock allocated to your account in the plan. You may instruct the plan trustee on how to vote your proportional interest in any Macy’s shares held by the plan by following the instructions on the enclosed voting instruction card. The plan trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on Tuesday, May 12, 2020.
The plan trustee will submit one proxy to vote all shares of Macy’s common stock in the plan. The trustee 1) will vote the shares of participants who submit voting instructions in accordance with their instructions and 2) will vote the shares of Macy’s common stock in the plan for which no voting instructions are received in the same proportion as the final votes of all participants who actually vote. If you do not submit voting instructions for the Macy’s shares allocated to your account by the voting deadline, those shares will be included with the other undirected shares and voted by the plan trustee as described above. Because the plan trustee submits one proxy to vote all shares of Macy’s common stock in the plan, you may not vote plan shares electronically at the annual meeting.

REVOKING YOUR PROXY
If you are a registered shareholder, you may revoke your proxy at any time by:
•
submitting evidence of your revocation to Macy’s Corporate Secretary;

•
voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on May 14, 2020;

•
signing another proxy card bearing a later date and mailing it so it is received prior to 11:59 p.m., Eastern Time, on May 14, 2020; or

•
logging onto and voting during the virtual annual meeting.

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the annual meeting. For shares held in the 401(k) Plan, you may not revoke your proxy after 11:59 p.m., Eastern Time, on Tuesday, May 12, 2020.

ELECTRONIC DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT
You can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, and save the Company the cost of producing and mailing these documents, by:
•
following the instructions provided on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials; or

•
going to www.proxyvote.com and following the instructions provided.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an email message next year containing the Internet address to access future proxy statements and annual reports. This email will include instructions for voting over the Internet. If you have not elected electronic delivery, you will receive either printed materials in the mail or a notice indicating that the Proxy Solicitation Materials are available at www.proxyvote.com.

82  investors.macysinc.com

ANNUAL MEETING AND VOTING INFORMATION
SHAREHOLDERS SHARING THE SAME ADDRESS
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our fiscal 2019 annual report on Form 10-K to shareholders and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. We will deliver promptly, upon written or oral request, a separate copy of our fiscal 2019 annual report on Form 10-K, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Please direct such requests to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call toll free at (866) 540-7095. If you are a shareholder, share an address and last name with one or more other shareholders and would like to revoke your householding consent or you are a shareholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.
A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

Macy’s, Inc. 2020 Notice of Meeting and Proxy Statement  83

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Proposals for the 2021 Annual Meeting
Rule 14a-8. You may submit proposals on matters appropriate for shareholder action at Macy’s annual shareholders’ meetings in accordance with Rule 14a-8 under the Exchange Act. For such proposals to be included in our proxy materials for the 2021 annual meeting of shareholders, you must satisfy all applicable requirements of Rule 14a-8 and we must receive such proposals no later than December 2, 2020.
Advance Notice By-Law. Except in the case of proposals made in accordance with Rule 14a-8, our By-Laws require shareholders who bring business before an annual meeting of shareholders to deliver written notice to the Secretary of Macy’s not less than 60 days prior to the meeting. If the date of the meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 days prior to the meeting date, notice must be delivered to the Secretary of Macy’s not later than the close of business on the 10th day following announcement of the meeting date. The By-Laws further require that the notice set forth a description of the business to be brought before the meeting and the reasons for conducting such business at the meeting and certain information concerning the shareholder proposing the business, including the shareholder’s name and address, the class and number of shares owned by the shareholder and any material interest of the shareholder in the business proposed. The chairman of the meeting may refuse to permit to be brought before the meeting any shareholder proposal (other than a proposal made in accordance with Rule 14a-8) not made in compliance with these requirements.
Proxy Access By-Law. Submissions of nominees for director under our proxy access by-law provision for the 2021 Annual Meeting must be submitted in compliance with the by-law provision no earlier than November 2, 2020 and no later than December 2, 2020. If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, notice must be received not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting or, in the event the date of the annual meeting is not publicly announced at least 75 calendar days prior to the annual meeting date, notice must be received not later than the close of business on the 10th calendar day following the day on which the date of the annual meeting is first publicly announced.

OTHER MATTERS

Our Board knows of no other business to be presented at the annual meeting other than as described in this proxy statement. If any business properly comes before the annual meeting, the persons named in the enclosed form of proxy or their substitutes will vote the proxy in respect of such business in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.
We will bear the cost of preparing, assembling and mailing the proxy material. Our Annual Report for fiscal 2019, which is being mailed to shareholders with this proxy statement, is not to be regarded as proxy soliciting material. We may solicit proxies other than by mail, in that certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. We have engaged the firm of Georgeson, Inc., New York City, to assist in the solicitation of proxies on behalf of the Board. Georgeson will solicit proxies with respect to common stock held by brokers, bank nominees, other institutional holders and certain individuals, and will perform related services. It is anticipated that the cost of the solicitation service to us will not substantially exceed $9,500.

PLEASE CAST YOUR VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
IF YOU CHOOSE TO CAST YOUR VOTE BY COMPLETING THE ENCLOSED PROXY CARD, PLEASE
RETURN IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE
IF MAILED IN THE UNITED STATES.

84  investors.macysinc.com

Social Responsibility
Integrity and good corporate citizenship are part of Macy’s DNA. From responsible sourcing and sustainable practices to diversity policies and corporate governance, we are proud of our standards, but will always challenge ourselves to do more.
Macy’s, Inc. believes in giving back to our local communities. Our contributions, leadership and volunteer efforts help create stronger, healthier places for our customers and colleagues to work and live.
Collectively, contributions in 2019 from the company — as well as employee contributions through workplace giving campaigns and customer contributions through our signature giving programs — totaled more than $48 million. In addition, our associates gave more than 115,500 hours of their time for community service.
MACY’S • BLOOMINGDALE’S • BLUEMERCURY
macysinc.com
macysgreenliving.com

VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comMACY'S, INC.151 WEST 34th STREET NEW YORK, NY 10001Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 14, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/M2020You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on May 14, 2020. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Macy's, Inc., c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received priorto 11:59 p.m. Eastern Time on May 14, 2020.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D03392-P35285-Z76510KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYMACY'S, INC.The Board of Directors Recommends a Vote "For" the Following Nominees:1. ELECTION OF DIRECTORSFor Against Abstain1a. David P. Abney1b. Francis S. Blake! ! !! ! !The Board of Directors Recommends a Vote "For" Item 2.2. Ratification of the appointment of KPMG LLP as Macy'sFor Against Abstain1c. Torrence N. Boone1d. John A. Bryant1e. Deirdre P. Connelly1f. Jeff Gennette1g. Leslie D. Hale1h. William H. Lenehan1i. Sara Levinson1j. Joyce M. Roché1k. Paul C. Varga1l. Marna C. Whittington! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !independent registered public accounting firm for the fiscal ! ! !year ending January 30, 2021.The Board of Directors Recommends a Vote "For" Item 3.3. Advisory vote to approve named executive officer compensation.NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all Nominees, and "FOR" Items 2 and 3. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.For purposes of the 2020 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement) unless the undersigned checks the box to the left and provides comments where indicated on the reverse side. This proxy is governed by the laws of the State of Delaware.For address changes and/or comments, please check this box and write them !on the back where indicated.Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

D03393-P35285-Z76510

MACY'S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
May 15, 2020

The undersigned Shareholder(s) hereby appoint(s) Joyce M. Roché and Marna C. Whittington, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Macy's, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on May 15, 2020, to be held virtually at www.virtualshareholdermeeting.com/M2020, and any adjournment or postponement thereof.

Address Changes/Comments: ______________________________

____

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

D03395-P35285-Z76510Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report, Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)MACY'S, INC.To: J.P. Morgan Chase Bank, as Trustee for the Macy’s, Inc. 401(k) Retirement Investment Plan.ANNUAL MEETING OF SHAREHOLDERSMay 15, 2020I acknowledge receipt of the Letter to Shareholders, the Notice of Annual Meeting of Shareholders of Macy’s, Inc. to be held on May 15, 2020,and the related Proxy Instructions.As to my proportional interest in any stock of Macy’s, Inc. registered in your name, you are directed as indicated on the reverse side as to thematters listed in the form of Proxy solicited by the Board of Directors of Macy’s, Inc. I understand that if I sign this instruction card on the otherside and return it without otherwise indicating my voting instructions, it will be understood that I wish my proportional interest in the sharesto be voted by you in accordance with the recommendations of the Board of Directors of Macy’s, Inc. as to Items 1 through 3. If my votinginstructions are not received by 11:59 p.m. Eastern Time on May 12, 2020, I understand that you will vote my proportional interest in the sameratio as you vote the proportional interest for which you receive instructions from other plan participants.If any such stock is registered in the name of your nominee, the authority and directions herein shall extend to such nominee.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS AREMADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OFDIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE, AND "FOR" ITEMS 2 AND 3.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPECONTINUED AND TO BE SIGNED ON REVERSE SIDE

VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comMACY'S, INC.151 WEST 34th STREET NEW YORK, NY 10001Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on May 12, 2020. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Macy's, Inc., c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received priorto 11:59 p.m. Eastern Time on May 12, 2020.ATTEND THE MEETINGYou may attend the meeting via the Inter net by going to www.virtualshareholdermeeting.com/M2020. Have the information that isprinted in the box marked by the arrow available and follow the instructions.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D03394-P35285-Z76510KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYMACY'S, INC.The Board of Directors Recommends a Vote "For" the Following Nominees:1. ELECTION OF DIRECTORSFor Against Abstain1a. David P. Abney1b. Francis S. Blake! ! !! ! !The Board of Directors Recommends a Vote "For" Item 2.2. Ratification of the appointment of KPMG LLP as Macy'sFor Against Abstain1c. Torrence N. Boone1d. John A. Bryant1e. Deirdre P. Connelly1f. Jeff Gennette1g. Leslie D. Hale1h. William H. Lenehan1i. Sara Levinson1j. Joyce M. Roché1k. Paul C. Varga1l. Marna C. Whittington! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !independent registered public accounting firm for the fiscal ! ! !year ending January 30, 2021.The Board of Directors Recommends a Vote "For" Item 3.3. Advisory vote to approve named executive officer compensation.NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all Nominees, and "FOR" Items 2 and 3. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.For purposes of the 2020 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement) unless the undersigned checks the box to the left and provides comments where indicated on the reverse side. This proxy is governed by the laws of the State of Delaware.For address changes and/or comments, please check this box and write them !on the back where indicated.Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. D03395-P35285-Z76510 MACY'S, INC. To: J.P. Morgan Chase Bank, as Trustee for the Macy’s, Inc. 401(k) Retirement Investment Plan. ANNUAL MEETING OF SHAREHOLDERS May 15, 2020 I acknowledge receipt of the Letter to Shareholders, the Notice of Annual Meeting of Shareholders of Macy’s, Inc. to be held on May 15, 2020, and the related Proxy Instructions. As to my proportional interest in any stock of Macy’s, Inc. registered in your name, you are directed as indicated on the reverse side as to the matters listed in the form of Proxy solicited by the Board of Directors of Macy’s, Inc. I understand that if I sign this instruction card on the other side and return it without otherwise indicating my voting instructions, it will be understood that I wish my proportional interest in the shares to be voted by you in accordance with the recommendations of the Board of Directors of Macy’s, Inc. as to Items 1 through 3. If my voting instructions are not received by 11:59 p.m. Eastern Time on May 12, 2020, I understand that you will vote my proportional interest in the same ratio as you vote the proportional interest for which you receive instructions from other plan participants. If any such stock is registered in the name of your nominee, the authority and directions herein shall extend to such nominee. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE, AND "FOR" ITEMS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE